UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

 Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☒	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

RARE ELEMENT RESOURCES LTD.

 (Name of Registrant as Specified in its Charter)

NOT APPLICABLE

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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Notice of Annual Meeting of Shareholders

and

Management Information Circular

2012

RARE ELEMENT RESOURCES LTD.

225 Union Blvd, Suite 250

Lakewood, Colorado, 80228

Dear Shareholder:

Our fiscal year 2012 was another year of successful achievement of key milestones in the development of our Bear Lodge Rare Earth Project, our 100%-owned property located near Sundance, Wyoming, USA. We completed our Preliminary Feasibility Study (PFS) that demonstrated the technical merits as well as robust economic returns for the project. Our exploration team, once again, was able to meet our exploration goals for the year and significantly increased our resource base. We will continue our focused exploration program in our commitment to further define the quality and extent of the Bear Lodge Property. We are equally committed to our permitting timeline and our rare earth production goals in 2015-2016.  Our goal is to produce shareholder value by meeting each and every milestone.  At the same time, we remain dedicated to protecting shareholder value by fostering a culture that has the highest regard for environmental stewardship, employee health and safety, and maintaining valued relationships in our communities.

At this year’s Annual Meeting of Shareholders, the Board of Directors recommends you vote promptly on the following proposals that will continue positioning your Company for the future:

•

Elect our Board of Directors;

•

Ratify the appointment of Ehrhardt Keefe Steiner & Hottman PC, Certified Public Accountants as our independent registered public accounting firm; and

•

Transact such other business that properly comes before the Annual Meeting.

We hope you will attend this year’s Annual Meeting of Shareholders, to be held at the Sheraton Denver West, 360 Union Boulevard, Lakewood, Colorado 80228 at 2:00 p.m., local time, on December 11, 2012.

Only shareholders of record at the close of business on October 25, 2012 are entitled to notice of, and to vote at, the Annual Meeting.

Respectfully,

/s/ Randall J. Scott

RANDALL J. SCOTT
President, Chief Executive Officer
and Director

Lakewood, Colorado
October 26, 2012

RARE ELEMENT RESOURCES LTD.

225 Union Blvd, Suite 250

Lakewood, Colorado, 80228

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

NOTICE IS HEREBY GIVEN that an annual meeting of the shareholders of Rare Element Resources Ltd. (the “Company”) will be held at the Sheraton Denver West, 360 Union Boulevard, Lakewood, Colorado 80228 on Tuesday, December 11, 2012 at 2:00 p.m. (Mountain Standard time) (the “Annual Meeting”). At the meeting, the shareholders will receive the audited financial statements for the fiscal year ended June 30, 2012, together with the auditor’s report thereon, and consider resolutions to:

1.

Elect directors of the Company to serve for the ensuing year or our next Annual Meeting;

2.

Ratify the appointment of Ehrhardt Keefe Steiner & Hottman PC, Certified Public Accountants, as auditor of the Company for the ensuing year and authorize the directors to determine the remuneration to be paid to the auditor; and

3.

Transact such other business as may properly be put before the Annual Meeting.

Nominees for directors to be elected at the Annual Meeting are set forth in the enclosed Information and Proxy Circular.

Only shareholders of record at the close of business on October 25, 2012, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at, the Annual Meeting.

YOUR VOTE IS IMPORTANT

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON DECEMBER 11, 2012.  OUR PROXY STATEMENT IS ATTACHED.  FINANCIAL AND OTHER INFORMATION CONCERNING RARE ELEMENT RESOURCES LTD. IS CONTAINED IN OUR 2012 ANNUAL REPORT TO SHAREHOLDERS.  YOU MAY ACCESS THIS PROXY STATEMENT AND OUR 2012 ANNUAL REPORT TO SHAREHOLDERS AT http://materials.proxyvote.com.

Whether or not you plan to attend the Annual Meeting, we urge you to vote and submit your proxy in order to ensure the presence of a quorum.

Registered holders may vote:

1.

By Internet:  go to http://www.proxyvote.com/75381M

2.

By toll-free telephone:  call 1-800-690-6903; or

3.

By mail (if you received a paper copy of the proxy materials by mail):  mark, sign, date and promptly mail the enclosed proxy card in the postage-paid envelope.

Beneficial Shareholders.  If your shares are held in the name of a broker, bank or other holder of record, follow the voting instructions you receive from the holder of record to vote your shares.

By order of the Board of Directors,

/s/ Randall J. Scott

RANDALL J.  SCOTT

President, Chief Executive Officer

and Director

Lakewood, Colorado
October 26, 2012

RARE ELEMENT RESOURCES LTD.

225 Union Blvd, Suite 250

Lakewood, Colorado, 80228

INFORMATION AND PROXY CIRCULAR

(as at October 25, 2012, except as otherwise indicated)

SOLICITATION OF PROXIES

This information and proxy circular (the “Circular”) is provided in connection with the solicitation of proxies by the management and board of directors (the “Board”) of Rare Element Resources Ltd. (the “Company”).  The form of proxy which accompanies this Circular (the “Proxy”) is for use at the annual meeting of the shareholders of the Company to be held on Tuesday, December 11, 2012 (the “Meeting”), at the time and place set out in the accompanying notice of meeting (the “Notice of Meeting”).

The solicitation of proxies by management and the Board of the Company will be made primarily by mail or by notice and access to electronic materials on the internet, but solicitation may be made by telephone or in person with the cost of such solicitation to be borne by the Company. While no arrangements have been made to date, the Company may contract for the solicitation of proxies for the Meeting. Such arrangements would include customary fees which would be borne by the Company.

It is anticipated that this Circular and the accompanying Proxy will be first mailed to shareholders on or about October 26, 2012.

The corporate headquarters and executive offices of the Company are located at 225 Union Blvd, Suite 250, Lakewood, Colorado 80228 and its telephone number is (720) 278-2460.

All references to currency in this Circular are in U.S. dollars, unless otherwise indicated.

APPOINTMENT AND REVOCATION OF PROXY

Appointment of Proxy

The persons named in the Proxy are directors and/or officers of the Company. A registered shareholder has the right to designate a person (who need not be a shareholder) other than the persons named in the Proxy to represent the shareholder at the Meeting. A registered shareholder who wishes to appoint some other person or company to serve as their representative at the Meeting may do so by striking out the printed names and inserting the desired person's name in the blank space provided in the Proxy. The instrument appointing a proxyholder must be in writing and signed by the registered shareholder, or such registered shareholder’s attorney authorized in writing, or if the registered shareholder is a corporation, by a duly authorized officer or attorney, of such corporation. An undated but executed proxy will be deemed to be dated the date of the mailing of the proxy by the Company or its agent.

If you received a paper copy of the proxy materials by mail and wish to vote your proxy by mail, mark your vote on the enclosed proxy card; then follow the directions on the card.  To vote your proxy using the Internet or by telephone, see the instructions set forth on the Notice of Annual Meeting of

Shareholders included with this proxy statement or the Notice of Internet Availability of Proxy Materials mailed to our shareholders on or about October 26, 2012.

Revocation of Proxy

A registered shareholder may revoke the Proxy by:

(a)

signing a proxy with a later date and delivering it to the registered office of the Company at any time up to and including the last business day before the day set for the Meeting;

(b)

signing and dating a written notice of revocation and delivering it to the registered office of the Company at any time up to and including the last business day before the day set for the Meeting;

(c)

signing and dating a written notice of revocation and providing it at the Meeting to the chair of the Meeting; or

(d)

attending the Meeting or any adjournment of the Meeting and registering with the scrutineer as a shareholder present in person.

Provisions Relating to Voting of Proxies

The common shares of the Company (the “Common Shares”) represented by proxy in the enclosed form will be voted or withheld from voting by the designated proxyholder in accordance with the direction of the registered shareholder appointing him. If there is no direction by the registered shareholder, those shares for which management and the Board of the Company are the designated proxyholders will be voted in accordance with the Board’s recommendation for such matter or matters, as described under each such proposal in this Circular.

Exercise of Discretion by Proxyholders

The Proxy gives the person named in it the discretion to vote as such person sees fit on any amendments or variations to matters identified in the Notice of Meeting, or any other matters which may properly come before the Meeting, subject to any limitation imposed by applicable law.  At the time of printing of this Circular, the management of the Company knows of no other matters which may come before the Meeting other than those referred to in the Notice of Meeting.  If any amendment or variation or other matter comes before the Meeting, the persons named in the proxy will vote in accordance with their best judgment on such amendment, variation or matter, subject to any limitation imposed by applicable law.

Non-Registered Holders

The information set out in this section is important to many shareholders, as a substantial number of shareholders do not hold their Common Shares in their own name.

Only registered shareholders or duly appointed proxyholders are permitted to vote at the Meeting.  Most shareholders of the Company are “non-registered” shareholders because the shares they own are not registered in their names but are instead registered in the name of the brokerage firm, bank or trust company through which they purchased the shares.  A person is not a registered shareholder (a “Non-Registered Holder”) in respect of shares which are held either:  (a) in the name of an intermediary (an “Intermediary”) that the Non-Registered Holder deals with in respect of the shares (Intermediaries include, among others, banks, trust companies, securities dealers or brokers and trustees or administrators of self-administered RRSPs, RRIFs, RESPs and similar plans); or (b) in the name of a clearing agency (such as CDS Clearing and Depository Services Inc. (“CDS”) in Canada and the Depository Trust Company (“DTC”) in the United States), of which the Intermediary is a participant.

Non-Registered Holders who have not objected to their Intermediary disclosing certain ownership information about themselves to the Company are referred to as Non-Objecting Beneficial Owners, or “NOBOs”.  Those Non-Registered Holders who have objected to their Intermediary disclosing ownership information about themselves to the Company are referred to as Objecting Beneficial Owners, or “OBOs”.  In accordance with the requirements of National Instrument 54-101 of the Canadian Securities Administrators, the Company has elected to send the Notice of Meeting, this Circular and the Proxy (collectively, the “Meeting Materials”) directly to the NOBOs, and indirectly through Intermediaries to the OBOs.  The Intermediaries (or their service companies) are responsible for forwarding the Meeting Materials to each OBO, unless the OBO has waived the right to receive them.

Intermediaries will frequently use service companies to forward the Meeting Materials to the OBOs.  Generally, an OBO who has not waived the right to receive Meeting Materials will either:

(a)

be given a form of proxy which has already been signed by the Intermediary (typically by a facsimile, stamped signature), which is restricted as to the number of shares beneficially owned by the OBO and must be completed, but not signed, by the OBO and deposited with Computershare; or

(b)

more typically, be given a voting instruction form (“VIF”) which is not signed by the Intermediary, and which, when properly completed and signed by the OBO and returned to the Intermediary or its service company, will constitute voting instructions which the Intermediary must follow.

The Meeting materials are being sent to both registered shareholders and Non-Registered Holders.  If you are a Non-Registered Holder, and the Company or its agent has sent these materials to you, your name and address and information about your holdings of securities have been obtained in accordance with applicable securities regulatory requirements from the Intermediary holding on your behalf.  By choosing to send these materials to you directly, the Company (and not the Intermediary holding on your behalf) has assumed responsibility for (i) delivering these materials to you and (ii) executing your proper voting instructions.  Please return your voting instructions as specified in the request for voting instruction.

The Meeting Materials sent to NOBOs who have not waived the right to receive meeting materials are accompanied by a VIF, instead of a Proxy.  By returning the VIF in accordance with the instructions noted on it, a NOBO is able to instruct the voting of his or her shares.

VIFs, whether provided by the Company or by an Intermediary, should be completed and returned in accordance with the specific instructions noted on the VIF.  The purpose of this procedure is to permit Non-Registered Holders to direct the voting of the shares which they beneficially own.  Should a Non-Registered Holder who receives a VIF wish to attend the Meeting or have someone else attend on his or her behalf, the Non-Registered Holder may request a legal proxy as set forth in the VIF, which will grant the Non-Registered Holder, or his or her nominee, the right to attend and vote at the Meeting.

Please return your voting instructions as specified in the VIF. Non-Registered Holders should carefully follow the instructions set out in the VIF, including those regarding when and where the VIF is to be delivered.

Financial Statements

The audited financial statements of the Company for the fiscal year ended June 30, 2012 together with the auditor’s report on those statements (the “Financial Statements”), will be presented to the shareholders at the Meeting.

A copy of the Company’s Annual Report on Form 10-K, including financial statements and financial statement schedules, required to be filed with the U.S. Securities and Exchange Commission (the “SEC”) pursuant to the U.S. Securities Exchange Act of 1934, as amended (the “Exchange Act”), for the fiscal year ended June 30, 2012 may be obtained by any beneficial owner of the Common Shares of the Company, determined as of October 25, 2012, free of charge on the Company’s website (www.rareelementresources.com) or by written request to:

Corporate Secretary

225 Union Blvd, Suite 250

Lakewood, Colorado 80228

VOTING SECURITIES AND PRINCIPAL HOLDERS OF VOTING SECURITIES

As at October 25, 2012, the Company’s authorized capital consists of an unlimited number of Common Shares without par value of which 44,824,245 Common Shares are issued and outstanding.  All Common Shares in the capital of the Company carry the right to one vote. Voting rights are not cumulative.

The Board of Directors of the Company has fixed the close of business on October 25, 2012 as the record date for the purpose of determining the shareholders entitled to received notice of and to vote at the Meeting, but failure of any shareholder to receive notice of the Meeting does not deprive such shareholder of the entitlement to vote at the Meeting.  Only shareholders of record at the close of business on October 25, 2012 who either personally attend the Meeting or who have completed and delivered a form of proxy in the manner and subject to the provisions described herein will be entitled to vote or to have his or her Common Shares voted at the Meeting.

Shareholders who wish to be represented by proxy at the Meeting must, to entitle the person appointed by the Proxy to attend and vote, deliver their Proxies at the place and within the time set forth in the notes to the Proxy.

Broker Non-Votes and Abstention

Brokers and other intermediaries, holding Common Shares in street name for their customers, are required to vote the shares in the manner directed by their customers.  Under the Business Corporations Act (British Columbia), brokers are not entitled to vote shares held in street name for their customers where they have not received written voting instructions from the Non-Registered Holders of those shares.  Under the rules of the NYSE MKT, brokers are prohibited from giving proxies to vote on non-routine matters (including, but not limited to, non-contested director elections and executive compensation matters) unless the beneficial owner of such shares has given voting instructions on the matter.

The absence of a vote on a matter where the broker has not received written voting instructions from a Non-Registered Holder is referred to as a “broker non-vote”.  Because both matters to be voted upon at the meeting require a plurality vote, any shares represented at the Meeting but not voted (whether by abstention, broker non-vote or otherwise) will have no impact on any matters to be acted upon at the Meeting.

Ownership of the Company’s Common Shares by Certain Beneficial Owners

To the knowledge of the directors and executive officers of the Company, based on the absence of Schedule 13 filings with the Securities and Exchange Commission (“SEC”), there is no person who beneficially owns, controls or directs, directly or indirectly, 5% or more of the issued and outstanding Common Shares of the Company as of October 25, 2012.

SHARE OWNERSHIP TABLE

The following table sets forth certain information regarding beneficial ownership, control or direction, directly or indirectly, of the Company’s Common Shares, as of October 19, 2012, by (i) each of the Company’s executive officers and directors and (ii) the Company’s executive officers and directors as a group.

Name and Position	Common Shares Beneficially Owned	(1)	Percentage of Class(2)
Donald E. Ranta - Former Chief Executive Officer & President, Current Director and Chairman, Golden, CO, USA	744,500(3)		1.7%
Randall J. Scott - Chief Executive Officer & President, Director Littleton, CO, USA	120,000(4)		0.3%
M. Norman Anderson - Director Vancouver, BC Canada	324,000(5)		0.7%
Norman W. Burmeister - Director Dubois, WY, USA	515,231(6)		1.1%
Gregory E. McKelvey - Director Pine, AZ, USA	262,600(7)		0.6%
Paul Schlauch - Director Greenwood Village, CO, USA	100,000(8)		0.2%
Paul H. Zink - Director Centennial, CO, USA	40,000(9)		0.1%
David P. Suleski - Chief Financial Officer Lakewood, CO, USA	184,000(10)		0.4%
Jaye T. Pickarts - Chief Operating Officer Littleton, CO, USA	316,253(11)		0.7%
Kelli C. Kast - Chief Administrative Officer & General Counsel Evergreen, CO, USA	15,000(12)		0.0%
George G. Byers - VP of Government and Community Relations Denver, CO, USA	176,000(13)		0.4%
James G. Clark - VP of Exploration Camas, WA, USA	204,000(14)		0.5%
Mark T. Brown - Former Chief Financial Officer and Director Nominee Vancouver, BC Canada	1,916,000(15)		4.2%
All executive officers and directors as a group	4,917,584		10.4%

(1)

Includes Common Shares outstanding as of October 25, 2012, plus any securities or options held by such person exercisable for or convertible into Common Shares, or vesting, within 60 days after October 25, 2012.

(2)

In accordance with Rule 13d-3(d)(1) under the U.S. Securities Exchange Act of 1934, as amended, the applicable percentage of ownership for each person is based on 44,824,245 Common Shares outstanding as of October 19, 2012, plus any securities or options held by such person exercisable for or convertible into Common Shares, or vesting, within 60 days after October 19, 2012.

(3)

472,000 Common Shares and 260,000 options are held personally by Mr. Ranta personally and an additional 12,500 shares are held by Mr. Ranta’s spouse.

(4)

120,000 options are held by Mr. Scott personally.

(5)

50,000 Common Shares and 274,000 options are held by Mr. Anderson personally.

(6)

241,231 Common Shares and 274,000 options are held by Mr. Burmeister personally.

(7)

188,600 Common Shares and 74,000 options are held by Mr. McKelvey personally.

(8)

5,000 Common Shares and 95,000 options are held by Mr. Schlauch personally.

(9)

40,000 options are held by Mr. Zink personally.

(10)

184,000 options are held by Mr. Suleski personally.

(11)

3,253 Common Shares and 310,000 options are held by Mr. Pickarts personally. Another 3,000 Common Shares are held by his spouse.

(12)

15,000 options are held by Ms. Kast personally.

(13)

70,000 Common Shares and 106,000 options are held by Mr. Byers personally.

(14)

204,000 options are held by Mr. Clark personally.

(15)

881,000 of these Common Shares are held by Pacific Opportunity Capital Ltd., a company of which Mr. Brown is the President and a director, 40,000 of these Common Shares are held by a company 100% owned by Mr. Brown, 3,000 shares are owned by Mr. Brown’s spouse and 693,000 of these Common Shares are held by Mr. Brown personally. Another 298,000 options vested are held by Mr. Brown personally. Mr. Brown resigned as the Chief Financial Officer on August 22, 2011 and is nominated for election to the Board at the Meeting.

Change in Control

The Company has no knowledge of any arrangement that might result in a change in control in the future.  To the Company’s knowledge, there are no arrangements, including any pledge by any person of the Company’s securities, the operation of which may at a subsequent date result in a change in the Company’s control.

Quorum

The Company's Article provide that any two persons who are present or represent by proxy shareholders who, in the aggregate, hold at least 5% (1/20) of the issued and outstanding shares entitled to be voted at the meeting shall constitute a quorum.

Dissenters’ Rights of Appraisal

No action is proposed herein for which the laws of British Columbia or the Articles of the Company provide a right of a shareholder to dissent and obtain appraisal of or payment for such shareholder’s Common Shares.

ELECTION OF DIRECTORS

Director and Nominee Experience and Qualifications

The Company’s Board of Directors believes that the Board, as a whole, should possess a combination of skills, professional experience and diversity of viewpoints necessary to oversee the Company’s business.  In addition, the Board believes that there are certain attributes that every director should possess, as reflected in the Board’s membership criteria (further described below).  Accordingly, the Board and the Nominating, Corporate Governance and Compensation Committee (“NCG&C Committee”) consider the qualifications of director and director candidates individually and in the broader context of the Board’s overall composition and the Company’s current and future needs.

The NCG&C Committee reviews and makes recommendations regarding the composition and size of the Board in order to ensure the Board has the requisite expertise and its membership consists of persons with sufficiently diverse and independent backgrounds.  Board membership criteria include items relating to ethics, integrity and values, sound business judgment, professional experience, industry knowledge, and diversity of viewpoints, all in the context of an assessment of the perceived needs of the Board at that point in time.  The Board, as a whole, should possess a variety of skills, occupational and personal backgrounds, experiences and perspectives necessary to oversee the Company’s business.  In addition, Board members generally should have relevant technical skills or financial acumen that demonstrates an understanding of the financial and operational aspects of a rare earth mining exploration and development company.

In evaluating director candidates and considering incumbent directors for renomination, the Board and the NCG&C Committee have not formulated any specific minimum qualifications, but, rather, consider a variety of factors.  These include each nominee’s independence, financial acumen, personal accomplishments, career specialization, and experience in light of the needs of the Company.  For incumbent directors, the factors also include past performance on the Board.

Eight directors are to be elected at the Annual Meeting, each to serve until the next annual general meeting of the shareholders or until their successors are duly elected or appointed.  The management and Board propose to nominate the persons listed below for election as directors of the Company.  In the absence of instructions to the contrary, Proxies given pursuant to the solicitation by the management and Board will be voted “FOR” the nominees listed in this Circular.  Management does not contemplate that any of the nominees will be unable or unwilling to serve as a director.

The following table sets out the names and ages of the nominees for election as directors; their provinces or states and country of residence, the offices they hold within the Company, if any; their occupations; and the dates since which they have served as directors of the Company:

Name, Age Province or state and country of residence and Current Positions, , if any, held in the Company	Served as director since
DONALD E. RANTA, 70 Colorado, USA Director and Chairman	October 1, 2007
RANDALL J. SCOTT, 61 Colorado, USA Director, President & Chief Executive Officer	February 3, 2012
M. NORMAN ANDERSON, 81 (2) British Columbia, Canada Director	July 13, 2003
MARK T. BROWN, 44 (3) British Columbia, Canada Director Nominee	n/a
NORMAN W. BURMEISTER, 73 (1)(2) Wyoming, USA Director	July 17, 2003
GREGORY E. MCKELVEY, 69 (1)(2) Arizona, USA Director	February 19, 2008
PAUL SCHLAUCH, 70 Colorado, USA Director	July 5, 2011
PAUL ZINK, 57 (1) Colorado, USA Director	February 3, 2012

(1)

Current member of the Company’s Audit Committee. Paul H. Zink is the chair of the Audit Committee.

(2)

Current member of the Nominating, Corporate Governance and Compensation Committee. Gregory McKelvey is the chair of the Nominating, Corporate Governance and Compensation Committee.

(3)

Mr. Brown formerly served as a director of the Company from June 3, 1999 to February 3, 2012.

The following are brief biographies of the Company’s nominees for election to the Board:

Donald Ranta is an exploration and development executive experienced in planning, implementing and directing successful exploration and qualification programs throughout North America and South America.  Mr. Ranta was appointed Chairman of the Board of Directors of the Company in December 2011 and has been a Director of the Company since May 2007.  He served as the Company’s President and Chief Executive Officer from October 2007 to December 2011.  Since July 2008, Mr. Ranta has been a director of Avrupa Minerals Ltd., and since September 2008, he has been a director of Otis Gold Corp. Previously, Mr. Ranta was Vice President of Exploration for Echo Bay Mines and Manager/Vice President for North American Exploration at Phelps Dodge Mining Company.  Mr. Ranta also served as the President and board member of the Society for Mining, Metallurgy & Exploration. Mr. Ranta obtained a Bachelor of Science degree from the University of Minnesota in June of 1965, a Masters degree from the University of Nevada in June of 1967 and a PhD from the Colorado School of Mines in May of 1974.

Mr. Ranta’s extensive experience in planning, implementing and directing successful exploration and evaluation programs in North America is key to the Company’s current business plans in relation to the ongoing exploration and development of the Company’s Bear Lodge Project.  Mr. Ranta’s long history as a director of the Company and his intimate knowledge of the Company’s projects together with his extensive experience within the industry bring a valuable perspective to the Company’s Board in relation to the proper management and oversight of the Company’s projects.  Accordingly, the Board believes that Mr. Ranta should once again serve on the Board.

Randall J. Scott currently serves as President and Chief Executive Officer of the Company.  Mr. Scott is a metallurgical engineer with over thirty years of experience in the industry. His experience includes leading performance teams in operations, administration, project development program management, business development and major improvement initiatives. Mr. Scott was appointed as a Director of the Company in February 2012 and as President and Chief Executive Officer in December 2011. Mr. Scott previously worked for Thompson Creek Metals Company Inc. as Vice President, Corporate Responsibility and Strategy from May 2011 to November 2011, as Director Strategic Management from August 2010 to May 2011 and as Project Sponsor Enterprise Resource Planning Implementation from January 2010 to August 2010. Prior to that, he served as Vice President of Metals Norwest Corporation during January 2010. From 2002 until 2009, he served as the Principal Real Estate Agent and Team Leader for Scott Home and Land Real Estate Team. Mr. Scott held senior management positions with Cyprus Amax Coal Company and RAG American Coal Company from 1995 to 2001, and prior to that Mr. Scott held senior management positions with Cyprus Metals Company from 1989 until 1995. Mr. Scott received his Bachelor of Science degree in metallurgical engineering from the Colorado School of Mines and his Masters of Business Administration from the University of Arizona.

Mr. Scott’s background in metallurgical engineering at operating mines and extensive high-level executive positions with producing mining companies are valuable additions to the Board.  His understanding of mining operations, including production elements as well as corporate responsibility and safety, as well as other key operating metrics is unique in his contribution.  Accordingly, the Board believes that Mr. Scott should once again serve on the Board.

M. Norman Anderson worked with Cominco, now Teck Resources, during which time he spent a four-year period in an executive position with Amax Lead Zinc Inc. In 1978, he became President and Chief Operation Officer of Cominco, and in 1980 he assumed complete responsibility for Cominco’s business as Chairman and Chief Executive Officer. Mr. Anderson left the Chairman and Chief Executive Officer position of Comico in 1986 and has been a director and consultant to the mining industry since that time.  He is a current director of Barkerville Gold Mines (since June 2012). Mr. Anderson has also been a director of other mining companies including Cia de Minas Bonaventura SA (February 1995-March 2011); Hudbay Minerals Ltd. (December 2004-March 2009); and Anatolia Mineral Development Ltd. (January 2004-April 2008). Mr. Anderson obtained a Bachelor of Science degree from the University of Manitoba, became a Professional Engineer in 1961 and became a fellow of the Institute of Materials, Minerals and Mining in 1989.

Mr. Anderson’s experience as a high level executive officer in the resource sector combined with his experience as a board member for several other resource companies bring a key perspective to the Board’s role in directing the management of the Company’s projects.  Further, his degree as a Professional Engineer and his experience as a fellow of the Institute of Materials, Minerals and Mining bring an expertise to the Board in relation to the analysis and understanding of the Company’s mineral resources.  As the Company’s Bear Lodge property is an exploration stage property that the Company is moving towards development, Mr. Anderson’s experience within the resource sector and his understanding of the Company’s resource position are valuable to the implementation of the Company’s current business plan.  Accordingly, the Board believes that Mr. Anderson should once again serve on the Board.

Mark T. Brown is the President of Pacific Opportunity Capital Ltd., a private company which provides financial solutions, equity and management services to small and medium size entrepreneurial enterprises. Mr. Brown previously served as the Company’s President from June 1999 to June 2002 and Chief Financial Officer from July 2002 to August 2011 and as a director from June 1999 to January 2012.  Mr. Brown is currently a director of Almaden Minerals Ltd. (since November 2007); Animas Resources Ltd. (since June 2006); Avrupa Minerals Ltd. (since January 2008); Estrella Gold Corporation (since July 2011); Big Sky Petroleum Corporation (since May 2008); Galileo Petroleum Ltd. (since June 2000); Strategem Capital Corporation (since September 2001); and Sutter Gold Mining Inc. (since November 2000).   He is a former director of Mediterranean Resources Ltd. (until May 2009);  Pitchstone Exploration Ltd. (until July 2012); International Bethlehem Mining Corp. (until October 2008); G4G Resources Ltd. (until September 2008); Rockhaven Resources Ltd. (until June 2008); Inform Resources Corp. (until March 2008); and BHR Buffalo Head Resources (until March 2008).  Mr. Brown received a Bachelor of Commerce Degree from the University of British Columbia in 1990 and is a member of the Institute of Chartered Accountants of British Columbia.  Prior to joining Pacific Opportunity Capital Ltd., Mr. Brown worked with PricewaterhouseCoopers (1990 to 1994); Miramar Mining (1994-1995) and Eldorado Gold (1995-1997).

Mr. Brown brings extensive experience in the areas of financing, accounting and consulting for publicly traded companies involved in the mining industry.   Further, Mr. Brown serves on the Board of several other companies in the resource sector and brings extensive experience in relation to the oversight and direction of the Company’s financial position.  Given Mr. Brown’s prior positions with the Company and the current development status of the Company’s Bear Lodge property, the Company’s desire to move its projects toward development and the Company’s need to raise additional financing to accomplish these goals, Mr. Brown’s financial and business expertise both generally and as to the Company is valuable to the Company’s current business plan.  Accordingly, the Board believes that Mr. Brown should once again serve on the Board.

Norman W. Burmeister graduated from the Colorado School of Mines in Mining Geology in 1961 and has over 50 years of experience in the mining industry.  He was Chief Geologist for Silver Standard Resources from 1965 to 1978, responsible for two grass root discoveries, the Minto copper deposit in Yukon and the Mill Creek gold deposit in Nevada, both of which became producing ore bodies.  In 1980, he founded Bull Run Corporation and served as its Chairman/CEO until 1992.  During that period Bull Run successfully found, explored and developed a significant gold mine in Elko County, Nevada.  From 2003 to 2007, he was the President and Chief Executive Officer as well as a director of Bayswater Uranium Corp.  In 1998, Mr. Burmeister identified the Bear Lodge opportunity and was responsible for its acquisition. From 2003 to 2005, he was the President and Chief Executive Officer of the Company and its predecessor companies. From March 2006 until May 2012, Mr. Burmeister was the President, Chief Executive Officer and a director of Saratoga Gold Company Ltd.

Mr. Burmeister has extensive experience as a chief geologist and high-level executive in the mining industry.  Further, Mr. Burmeister’s degree in Mining Geology permits him to bring valuable insight to the Board on the geology of the Company’s Bear Lodge property.  Mr. Burmeister aided the Company in the identification of the Bear Lodge property and was the former President and Chief Executive Officer of the Company.  Mr. Burmeister’s past experience in running the Company combined with his knowledge of the Company’s key property and his extensive experience as a geologist and executive of the resource sector are valuable to the Company’s current business plan.  Accordingly, the Board believes that Mr. Burmeister should once again serve on the Board.

Gregory E. McKelvey has more than forty years of extensive, international experience in Latin America, Africa and Europe in expanding responsibilities for significant mining companies such as Kennecott, Cominco, Homestake, and Phelps Dodge.  He also acts as an Adjunct Faculty member at the University of Arizona in their International Center for Mining Health, Safety and Environment and worked for the United States Geological Society in Latin America. Mr. McKelvey has successfully directed and led innovative exploration efforts, resulting in the discovery and identification of several major ore deposits.  Previously, he acted as the Managing Partner of Global Mine Discovery Partnership LLC (2001-2004), and, since April 2005, he has been a geologic consultant for Quadra Mining, Newmont Gold, Gerald Minerals and Phelps Dodge Exploration Corporation.  He is the former President and CEO of Animas Resources Ltd. (2007-2011) and currently serves as a director of Avrupa Minerals Ltd. (since July 2008) and Redhawk Resources Inc. (since November 2009). He obtained a Bachelor of Arts degree in Geology in June of 1966 from the University of Montana and a Master’s degree in Geology in May of 1967 from Franklin & Marshall College.

Mr. McKelvey’s experience with international mining companies and his degree in geology bring a valuable perspective to the Company’s operations as the Company competes on the international level with large mining companies to identify and acquire resource properties.  Further, Mr. McKelvey’s experience in directing successful exploration projects and identifying key mineral deposits bring essential knowledge and experience to the Company’s Board as the Company seeks to further the exploration and potential development of the Company’s Bear Lodge project and as the Company evaluates potential future acquisitions.   Accordingly, the Board believes that Mr. McKelvey should once again serve on the Board.

Paul Schlauch has more than forty years of experience in legal issues relating to the mining industry. Mr. Schlauch was appointed as a Director of the Company in July 2011.  He was a practicing attorney at Holland and Hart from February 1995 until his retirement as a Partner in December 2009 and as Of Counsel in July 2011.  His former practice included providing legal counsel on diverse mining issues including operational and regulatory matters, litigation, arbitration, structuring and negotiation of mining related transactions, and many other legal activities associated with mining, and exploration and development activities. After retiring from Holland and Hart, Mr. Schlauch continued to provide legal consulting for the Company until July 2012.  Mr. Schlauch has worked extensively on public land legal issues as they relate to location, maintenance and patenting of mining and mill site claims, land exchanges, acquisition of various property use rights and the resolution of claim conflicts.  From 2000 to 2010, he served as an Adjunct Professor of law at the University of Denver School of Law, where he has taught courses on mineral law and policy.  Mr. Schlauch has been active in natural resource industry professional organizations and is the past President of the Rocky Mountain Mineral Law Foundation, as well as the past President of the International Mining Professionals Society.  Mr. Schlauch graduated cum laude with an A.B. in chemistry from Colgate University in 1963 and completed a law degree in 1966 at the University of Virginia.  He also holds an appointment as an Honorary Lecturer and Course Director on the Faculty of the Centre for Energy, Petroleum and Minerals Law and Policy at the University of Dundee, Scotland.

Mr. Schlauch has specialized knowledge on mining law in the United States and mineral law and policy generally.  Mr. Schlauch’s experience in the legal community with a practice focused on counseling mining companies regarding a wide array of mineral law issues brings unique knowledge to the Company’s Board that is valuable to the Board’s oversight of its current Bear Lodge property and execution of its current business plan.   Accordingly, the Board believes that Mr. Schlauch should once again serve on the Board.

Paul H. Zink has over thirty years of experience in the financial and extractive industries.  Mr. Zink was appointed as a Director of the Company in February 2012.  He has been the President of Eurasian Capital, the royalty and merchant banking division of Eurasian Minerals Inc., since July 2010.  From March 2008, Mr. Zink served as President and, from November 2009, served as a director of International Royalty Corporation until its sale to Royal Gold, Inc. in February 2010.  From January 1994 to March 1997, Mr. Zink managed Pegasus Gold, Inc.'s acquisition efforts.  He served as Chief Financial Officer for Koch Mineral Services, a unit of Koch Industries Inc., and as Chief Credit Officer for the parent company, from April 1997 to August 2000. Mr. Zink currently serves as a director of Atna Resources Ltd. (since April 2011). Mr. Zink began his career in the metals and mining industry with J.P. Morgan & Co., working for seventeen years on merger and acquisition analysis, banking and project finance advisory work for European mining companies, and sell-side equity research on U.S. mining stocks.  Mr. Zink holds a Bachelor of Arts degree in economics and international relations from Lehigh University and completed J.P. Morgan’s Management Training Program and numerous other executive courses and is a member of the Advisory Council for the UC-Denver Business School's J.P. Morgan Center for Commodities.

Mr. Zink has extensive high-level executive mining experience, specifically in the financial, strategic and valuation areas.  His specialized financial background brings to the Board experience with financial and accounting statements, audit oversight and controls.  He further brings to the Board a background in mining merger and acquisitions and business combinations.  Accordingly, the Board believes that Mr. Zink should be elected to serve on the board.

The Company does not currently have an executive committee of its Board.

Director Independence

The Board reviewed and determined each director’s relationships with the Company in determining independence under Section 803A of the NYSE MKT Company Guide (United States) and NI 58-101 (Canada).  As further described in “Director Compensation”, Messrs. Ranta, Anderson and Schlauch each had consulting agreements with the Company during the fiscal year 2012. Mr. Ranta’s agreement, which is currently active, provides for an hourly fee and expense reimbursement for investor relations and strategic alliance work performed outside of his director responsibilities. The fees paid to Mr. Ranta in fiscal year 2012 were $73,275.  Mr. Anderson’s consulting relationship, which has been terminated as of June, 2012, provided for an hourly fee for engineering work performed outside his director responsibilities. The fees paid to Mr. Anderson in fiscal year 2012 were $22,000.  Mr. Schlauch’s consulting agreement, which terminated in July 2012, provided for an hourly fee and expense reimbursement for legal work performed outside his director responsibilities. The fees paid to Mr. Schlauch in fiscal year 2012 were $20,890. Based upon the foregoing, the Board determined that Messrs. Ranta, who served as the Company’s CEO in fiscal year ending June 30, 2012; and Scott, as an executive of the Company, are not independent. Mr. Brown, a director nominee, is a former Chief Financial Officer of the Company, and is the President and a director of Pacific Opportunity Capital Ltd. (“POC”), which is under a current consulting arrangement with the Company. Please see more information on the consulting arrangement with POC in the section entitled “Management Contracts”. Based upon this prior officer position, and the consulting arrangement, the Board has determined that Mr. Brown would not be deemed independent.

As a result of these analyses, the Board has determined that the proposed directors would constitute a Board consisting of a majority of independent directors, as required under Section 803A of the NYSE MKT Company Guide and NI 58-101.

Family Relationships

There are no family relationships among any directors, officers or persons nominated to be directors of the Company.

Arrangements between Officers and Directors

No proposed director is being elected under any arrangement or understanding between the proposed director and any other person or company except the directors and executive officers of the Company acting solely in such capacity.

Corporate Cease Trade Orders or Bankruptcies

To the knowledge of the Company, no director or proposed director of the Company is, or within the ten years prior to the date of this Circular has been, a director or executive officer of any company, including the Company that: (i) was subject to a cease trade or similar order or an order that denied the relevant company access to any exemption under securities legislation, for a period of more than 30 consecutive days (any of the foregoing being an “order”), that was issued while he was acting in the capacity of director, chief executive officer or chief financial officer of that company; or (ii) was subject to an order that was issued after he ceased to be a director, chief executive officer or chief financial officer and which resulted from an event that occurred while he was acting in that capacity, except for the following: M. Norman Anderson, a director of the Company, is a current director of Barkerville Gold Mines Ltd. (since June 2012), a publicly traded Canadian company, that became subject to a cease trade order issued by the British Columbia Securities Commission, effective August 14, 2012, stating that the company had filed a technical report that was not in the required form under National Instrument 43-101 - Standards of Disclosure for Mineral Projects.

Moreover, to the knowledge of the Company, no director or proposed director of the Company is, or within the ten years prior to the date of this Circular has been, a director or executive officer of any company, including the Company that: (i) was bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency, or became subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold his/her assets; or (ii) within one year of his ceasing to act in that capacity, became bankrupt, made a proposal under any legislation relating to bankruptcy or insolvency or was subject to or instituted any proceedings, arrangement or compromise with creditors or had a receiver, receiver manager or trustee appointed to hold its assets.

Individual Bankruptcies

No director or proposed director of the Company has, within the ten years prior to the date of this Circular, become bankrupt or made a proposal under any legislation relating to bankruptcy or insolvency, or been subject to or instituted any proceedings, arrangement or compromise with creditors, or had a receiver, receiver manager or trustee appointed to hold the assets of that individual.

Penalties or Sanctions

None of the proposed directors have been subject to any penalties or sanctions imposed by a court relating to securities legislation or by a securities regulatory authority, has entered into a settlement agreement with a securities regulatory authority or has been subject to any other penalties or sanctions imposed by a court or regulatory body that would be likely to be considered important to a reasonable security holder making a decision about whether to vote for the proposed director.

U.S. Legal Matters

No director or officer of the Company is a party adverse to the Company or any of its subsidiaries or has a material interest adverse to the Company or any of its subsidiaries.  During the past ten years, no director or executive officer of the Company has:

(a)        filed or has had filed against such person, a petition under the U.S. federal bankruptcy laws or any state insolvency law, nor has a receiver, fiscal agent or similar officer been appointed by a court for the business or property of such person, or any partnership in which such person was a general partner, at or within two years before the time of filing, or any corporation or business association of which such person was an executive officer, at or within two years before such filings;

(b)         been convicted or pleaded guilty or nolo contendere in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offences);

(c)         been the subject of any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting such person’s activities in any type of business, securities, trading, commodity or banking activities;

(d)        been the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any U.S. federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such person to engage in any type of business, securities, trading, commodity or banking activities, or to be associated with persons engaged in any such activity;

(e)        been found by a court of competent jurisdiction in a civil action or by the SEC, or by the U.S. Commodity Futures Trading Commission to have violated a U.S. federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

(f)        been the subject of, or a party to, any U.S. federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of: (i) any U.S. federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease-and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

(g)        been the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act (15 U.S.C.78c(a)(26))), any registered entity (as defined in Section 1(a)(29) of the U.S. Commodity Exchange Act (7 U.S.C.1(a)(29))), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

The directors must be elected by an affirmative vote of a plurality of the votes cast, either in person or by proxy, at the Meeting on this matter. Plurality voting means that the eight directors receiving the greatest number of “FOR” votes will be elected to the Board.  Cumulative voting (i.e., a form of voting where shareholders are permitted to cast all of their aggregate votes for a single nominee) will not be permitted.

The Board recommends a vote “FOR” each of the nominees for director.

EXECUTIVE OFFICERS

The following table sets out the names and ages of the Company’s current non-director executive officers, their provinces or states and country of residence, the offices they hold within the Company, and the dates since which they have served as officers of the Company:

Name, Age, Province or state and country of residence and Positions, current and former, if any, held in the Company	Served as officer since
DAVID SULESKI, 51 Colorado, USA Chief Financial Officer	August 22, 2011
JAYE PICKARTS, 54 Colorado, USA Chief Operating Officer	March 14, 2011
JIM CLARK, 64 Colorado, USA VP Exploration	July 13, 2003
GEORGE BYERS, 65 Colorado, USA VP Government and Community Relations	February 11, 2011
KELLI KAST, 45 Colorado, USA VP General Counsel and Chief Administrative Officer	July 2, 2012

David Suleski is a Certified Public Accountant (inactive status) and has held numerous senior financial roles with various international mining companies. Mr. Suleski was appointed as the Company’s Chief Financial Officer in August 2011.  Previously, he served as Vice President and Chief Financial Officer of Atna Resources Ltd., a company listed on the Toronto Stock Exchange (“TSX”) with an operating gold mine and several advanced stage gold exploration projects, from March 2008 to July 2011 and as Vice President, Chief Financial Officer, Treasurer and Corporate Secretary of Canyon Resources Corp., Atna Resources Ltd.’s predecessor, from January 2006 to March 2008. In addition, Mr. Suleski has held financial and accounting positions with increasing levels of responsibility at diverse financial, accounting and mining companies including Arthur Young and Company, Coopers and Lybrand, Cyprus Amax Mineral Company, Pulte Mortgage, Apex Silver Mines Corporation and NM Rothschild & Sons (Denver) Incorporated. Mr. Suleski has a Bachelor of Business Administration degree in accounting from the University of Wisconsin - Whitewater and received his Certified Public Accountant certification in 1987.

Jaye Pickarts is a metallurgical engineer with more than 25 years of project evaluation and operations experience in the metal mining industry. Prior to his appointment as Chief Operating Officer of the Company in March 2011, he was the Senior Vice President and director of Knight Piesold and Company in Denver, Colorado for 12 years, where he was responsible for successfully coordinating the completion of many feasibility studies and environmental permitting programs in the western United States as well as internationally. Mr. Pickarts obtained a Bachelor of Science degree in mineral processing engineering from the Montana College of Mineral Science and Technology and completed the Business Administration Graduate Program at the University of Nevada, Reno. He is also a registered Professional Engineer in Colorado and Nevada and is considered to be a “Qualified Person” in accordance with applicable Canadian securities laws.

Jim Clark has more than 30 years of mineral and rare earth industry experience.  Dr. Clark has planned, organized, and conducted all aspects of project exploration and target generation work as an employee and a consultant for a variety of mining companies, including Molycorp and Hecla Mining Company. Dr. Clark has a strong field orientation with extensive supervisory and project management experience in exploration programs for industrial minerals, precious and base metals, and specialty metals. He was senior geologist, then exploration supervisor, for Hecla Mining Company from 1986 through 1992.  Dr. Clark has extensive experience in the exploration and mineralogical characterization of commodities related to alkaline igneous rocks, including rare earth elements (REE's), Niobium, and gold. He has consulted for a number of rare earth exploration companies, including Quest Rare Minerals, Ucore, and Namibia Rare Earths.  Dr. Clark holds a Ph.D. in volcanic geology and igneous petrology from the University of Oregon, an M.S. in geological oceanography from Oregon State University, and a B.S. in geology from The Ohio State University. He is a licensed geologist in the state of Washington.

George Byers is a 35 year mining and energy industry veteran with extensive executive experience in federal, state and local government relations. Prior to his appointment as the Vice President of Government and Community Relations of the Company in February 2011, Mr. Byers acted as a consultant to the precious metals, rare earths, copper and uranium industries on a variety of public and government issues. He is the former President of the Northwest Mining Association, and presently serves on each of the board of directors for the Mountain States Legal Foundation, the Citizens’ Alliance for Responsible Energy (CARE), the University of Mississippi Engineering School Advisory Board and the Mississippi Mineral Resources Institute. Mr. Byers obtained a Bachelor of Arts degree in Geology from the University of Mississippi in 1969 and a Masters of Urban & Regional Planning (MURP) from the University of Mississippi in 1974.

Kelli Kast has over sixteen years of in-house legal experience, including seven years as a top legal officer in the precious metals industry. Ms. Kast was appointed Vice President, General Counsel, Chief Administrative Officer and Corporate Secretary in July 2012.  Prior to joining the Company, Ms. Kast served as Coeur d’ Alene Mine’s Vice President, General Counsel and Corporate Secretary from May 2005 to March 2009 and additionally as its Chief Administrative Officer from March 2009 to December 2011. Prior thereto, Ms. Kast was Corporate Counsel for HealtheTech Inc. from 2004 to 2005 and the Assistant General Counsel and Corporate Secretary for Global Water Technologies Inc. and Psychrometric Systems, Inc. from 1997 through 2003. Ms. Kast earned her Juris Doctor from the University of South Dakota School of Law and her Bachelor's degree from the University of Idaho.

Named Executive Officers

“Named Executive Officer” or “NEO” means: (a) each Chief Executive Officer, (b) each Chief Financial Officer, (c) each of the three most highly compensated executive officers, or the three most highly compensated individuals acting in a similar capacity, other than the Chief Executive Officer and Chief Financial Officer, at the end of the most recently completed financial year; and (d) each individual who would be an NEO under paragraph (c) but for the fact that the individual was neither an executive officer of the Company, nor acting in a similar capacity, at the end of that financial year.

During the financial year ended June 30, 2012, the Company had seven NEOs, comprised of five current executives and two prior executives being: Randall J. Scott, the President and Chief Executive Officer (“CEO”) of the Company as of December 15, 2011; David Suleski, Chief Financial Officer (“CFO”) of the Company as of August 22, 2011; Jaye Pickarts, the Chief Operating Officer (“COO”) of the Company;  Jim Clark the VP of Exploration; George Byers, VP of Government and Community Relations;  Donald E. Ranta, the former President and Chief Executive Officer, who resigned as President and CEO on December 15, 2011; and Mark T. Brown, the former Chief Financial Officer of the Company, who resigned as the CFO on August 22, 2011.

COMPENSATION DISCUSSION AND ANALYSIS

2011 Shareholder Advisory Vote on Executive Compensation

The Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010 (the “Dodd-Frank Act”), requires that the Company provide its shareholders with the opportunity to vote to approve, on an advisory (non-binding) basis, the compensation of the Company’s named executive officers as disclosed in this Circular in accordance with applicable SEC rules.

As described in greater detail under the heading “Executive Compensation - Compensation Discussion and Analysis,” the Company’s goal for its executive compensation program is to allow the Company to remain competitive compared to its peers in attracting experienced personnel.  Please see the entire section “Executive Compensation” and the related compensation tables for additional details about the Company’s executive compensation programs, including information about the fiscal year 2012 compensation of the Named Executive Officers.

On December 2, 2011, the Company’s shareholders approved, on an advisory basis, the compensation of the named executive officers, as disclosed in the Circular for the 2011 annual general and special meeting of shareholders pursuant to the compensation disclosure rules of the SEC, including the Compensation Discussion and Analysis, compensation tables and narrative discussion.

At the Company’s 2011 annual shareholders meeting, the Company’s shareholders further voted by the highest number of votes cast to recommend a shareholder advisory vote regarding executive compensation of the Company’s named executive officers every three years.  The Company’s Board adopted this advisory vote and the Company will hold its next advisory vote at the annual meeting of 2014.

Compensation Program Objectives

The compensation of the Company’s NEOs is determined by the Company’s Board which is currently composed of seven members, five of whom are independent under Section 803A of the NYSE MKT company guide (United States) and NI 58-101 (Canada), in coordination with the recommendations of the Company’s Nominating, Corporate Governance and Compensation Committee (the “NCG&C Committee”).

The Company’s compensation program is designed to provide competitive levels of compensation, a significant portion of which is dependent upon individual and corporate performance and contribution to increasing shareholder value.  The Board recognizes the need to provide a total compensation package that will attract and retain qualified and experienced executives as well as align the compensation level of each executive to that executive’s level of responsibility and to the best interests of the Company and its shareholders. In general, a NEO’s compensation is comprised of three components:

(a)

Salary, wages or contractor payments;

(b)

Stock option grants; and

(c)

A discretionary incentive bonus.

The Company’s NCG&C Committee selected these three components due to standards in the Company’s industry, the desire to maintain an effective but simple compensation program and the need to reward executives for past performance while still providing incentive for future performance.  The committee felt that salary and stock options were sufficient to remain competitive with peers and provide incentive for future performance without adding the burden of administering complex compensation structures in a small, growing company.  The discretionary incentive bonus permits the Company to reward exemplary past performance. The objectives and reasons for this system of compensation are generally to allow the Company to remain competitive compared to its peers in attracting and retaining experienced personnel.

Determining Compensation

Executive officers’ salaries are set on a basis of a review and comparison of salaries paid to executives at similar companies.  Compensation levels are typically negotiated with the candidate for a position prior to his or her final selection as an executive officer.  Salaries for executive officers are reviewed annually and adjusted to reflect external factors, such as inflation, as well as overall corporate performance and the results of internal performance reviews.

Role of Executive Officers in Determining Compensation

The Company’s NCG&C Committee reviews and recommends compensation policies and programs to the Board, as well as individual salary and benefit levels for its executives. The executive officers prepare and present to the NCG&C Committee at the discretion of the NCG&C Committee, an industry comparable compensation survey, and the President and Chief Executive Officer of the Company makes recommendations to the NCG&C Committee as to executive officer compensation. The NCG&C Committee then approves and makes a recommendation to the Board, which ultimately decides on executive compensation.

The President & Chief Executive Officer may not be present during meetings of the NCG&C Committee at which his compensation is being discussed.  The NCG&C Committee recommends to the independent members of the Board, the compensation of the President and Chief Executive Officer. The independent members of the Board make decisions as to the President and Chief Executive Officer’s compensation. The Board makes the final determination regarding the Company’s compensation programs and practices.

Role of Compensation Consultant

To assist the NCG&C Committee with its future assessment of compensation levels for executive officers in the Company’s industry, the Company retained Denver Compensation and Benefits, LLC (“DC&B) in October 2012 to provide a report examining annual base salary, short-term incentives, total cash compensation (base salary plus short-term incentives), long-term incentives, and total direct compensation (total cash compensation plus long-term incentives) and to assess the competitiveness of the current compensation package for the Company’s executive officers as compared to companies of similar size and development status in the mining industry. The Company received from DC&B a comparative executive compensation survey taking into account comparable North American mining companies with a market capitalization between approximately $67 and $565 million (the “Peer Group”). The companies in the Peer Group were initially suggested by DC&B, and were reviewed, revised and ultimately determined by the Company’s NCG&C Committee based on other companies’ similarity to the Company in terms of development stage, operations and size, including market capitalization, annual revenues, and total assets.  The final Peer Group includes five Canadian-based companies, five U.S.-based companies and two Australian-based companies for a total peer group of twelve.

As described above, DC&B benchmarked compensation for the NEO’s, including the Chief Executive Officer, Chief Financial Officer, Chief Operating Officer, VP of Exploration, and VP of Government Relations, as well as the General Counsel and Chief Administrative Officer, using the Peer Group. DC&B then analyzed proxy statements of the Peer Group companies in determining market levels for compensation of the Peer Group’s NEOs.  Typically, annual proxy compensation is available for the top five executives.  For the VP of Government Relations and General Counsel and Chief Administrative Officer, similar positions could not always be found within the Peer Group.  Therefore, DC&B supplemented the existing position matches with positions selected to most accurately reflect the hierarchy within the Company pay structures (as determined by relative base salaries) for the positions being benchmarked (i.e., 3rd highest and lowest paid proxy executive, respectively).  In establishing market levels for compensation, DC&B calculated the 25th percentile, median and 75th percentile levels of market compensation for each element of compensation for each respective position.  Additionally, DC&B calculated the percentile rank of each incumbent compared to the Peer Group for each element of compensation in order to provide the NCG&C Committee a precise indication of the Company’s compensation elements compared to those of the market. The NCG&C Committee will utilize this information as one component of their overall review of the Company’s compensation program for fiscaly year 2013 and beyond.

In addition to industry comparables and industry compensation surveys, the NCG&C Committee considers a variety of factors when determining both compensation policies and programs and individual compensation levels. These factors include the long-range interests of the Company and its shareholders, overall technical, professional and experience needs of the Company, the competitive requirements to attract and hold key employees, and the NCG&C Committee’s assessment of the position requirements for each executive’s role in the Company. The NCG&C Committee does not weigh any of these factors more heavily than others and does not use any formula to assess these factors, but rather considers each factor in its judgment and at its discretion.  Superior performance is recognized through the Company’s incentive bonus policy.

The CEO is paid a salary that is lower than his comparative salary levels for a person of his experience and capabilities because he is also a participant in the Company’s stock option plan.  The ex-CFO also took payments lower than comparative salary levels because he also worked as the CFO for other companies and did not devote 100% of his time to the Company.  The ex-CFO also is a participant in the Company’s stock option plan.

The Company’s current CFO and other executive officers of the Company, except the CEO, have salaries that the Board believes are competitive within the industry.  The salary of the current CFO and other executive officers do take into account the grant of stock options in considering the over-all compensation paid to the executive in determining whether the salary remains competitive.

Option-Based Awards

Stock option grants are designed to reward the NEOs for success on a similar basis as the shareholders of the Company, but these rewards are highly dependent upon the volatile stock market, much of which is beyond the control of the NEOs.

Stock option grants are made on the basis of the number of stock options currently held by the executive, position, overall individual performance, anticipated contribution to the Company’s future success and the individual’s ability to influence corporate and business performance.  The purpose of granting such stock options is to assist the Company in compensating, attracting, retaining and motivating the officers, directors and employees of the Company and to closely align the personal interest of such persons to the interest of the shareholders.

The Company grants options on an annual basis pursuant to a discretionary analysis by the NCG&C Committee of the above factors. In fiscal 2012, the Company granted 200,000 options to its CEO, 240,000 options to its CFO, 100,000 options to its COO, 90,000 options to its Vice President of Exploration and 60,000 options to its Vice President of Government and Community Relations.  The Company also grants options at the time it hires new executive officers to provide an immediate incentive to performance.

The exercise price of the stock options granted is determined by the market price at the time of grant.

Incentive Bonus Program

The Company’s incentive bonus policy generally allows executive officers and management personnel to be considered for a discretionary incentive bonus payment, provided the executive officer was employed by the Company at the end of the fiscal year in which the bonus is earned. The bonus amount has not been based on a percentage of his or her base salary and has been rather modest and limited in the past. The current CEO was appointed on December 15, 2011 and has not been eligible for a discretionary incentive bonus; however, as an example of prior practice, the prior CEO was paid a cash bonus of $100,000 in December 2011 and $50,000 cash bonus in each of the two years prior thereto.

In considering executive incentive bonus compensation, the NCG&C Committee makes the determination on the basis on three primary factors:  (1) Company cash balances and past stock based compensation performance, (2) achievement of overall corporate goals, which are established at the start of each year and (3) individual performance.

The NCG&C Committee has not historically set specific corporate goals or individual performance goals.  Instead the NCG&C Committee evaluates the progress of the Company in relation to the implementation of the Company’s overall plan of operations for the fiscal year and considers the individual NEO’s role within the Company in implementing the plan of operations.  Bonuses are award based on the NCG&C Committee’s discretionary judgment as to whether the performance of the NEO in the fiscal year in accomplishing the tasks of their role within the Company’s plan of operation has been to a level to warrant an incentive bonus.  The amount of the bonus is also based entirely on the NC&&C Committee’s subjective judgment of the contributions of the NEO.

Perquisites and Other Personal Benefits

The primary benefits for the Company’s executives include participation in the Company’s broad-based plans: the 401(k) plan (which includes matching Company contributions); health, dental and vision coverage; life insurance; paid time off; and paid holidays.   The Company’s NEOs are not generally

entitled to significant perquisites or other personal benefits not offered generally to the Company’s employees.

Effects of Regulatory Requirements on Executive Compensation

Section 409A of the U.S. Internal Revenue Code (the “Code”) generally affects the granting of most forms of deferred compensation which were not earned and vested prior to 2005. Our compensation program is designed to comply with the final regulations of the U.S. Internal Revenue Service and other guidance with respect to Section 409A of the Code, and we anticipate that the NCG&C Committee will continue to design and administer our compensation programs accordingly.

Various rules under current generally accepted accounting practices impact the manner in which the Company accounts for grants of stock options to employees, including executive officers, on its financial statements. While the Nominating, Corporate Governance and Compensation Committee reviews the effect of these rules (including FAS 123(R)) when determining the form and timing of grants of stock options to the Company’s employees, including executive officers, this analysis is not necessarily the determinative factor in any such decision regarding the form and timing of these grants.

Nonqualified Deferred Compensation

The Company has no plans that provide for deferred compensation to its executive officers.

Nominating, Corporate Governance and Compensation Committee Interlocks and Insider Participation

None of the members of the NCG&C Committee is a current executive officer or employee of the Company or any of its subsidiaries or affiliates.  Norman Burmeister was the past President and Chief Executive Officer of the Company (July 17, 2003 to June 1, 2005).  No other executive officer of the Company is or has been a director or a member of the Compensation Committee of another entity having an executive officer who is or has been a director or a member of the NCG&C Committee of the Company.

NOMINATING, CORPORATE GOVERNANCE AND

COMPENSATION COMMITTEE REPORT

The NCG&C Committee has reviewed and discussed this Compensation Discussion and Analysis with management and, based on such review and discussions, the NCG&C Committee recommended to the Board of Directors of the Company that this Compensation Discussion and Analysis be included in this Circular.

Submitted on behalf of the Nominating, Corporate Governance and Compensation Committee,

GREGORY E. McKELVEY (Chair)

M. NORMAN ANDERSON

NORMAN W. BURMEISTER

The above filed report of the Nominating, Corporate Governance and Compensation Committee will not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference in any of our filings under the United States Securities Act of 1933 or the United States Securities and Exchange Act of 1934, each as amended, except to the extent that we specifically so incorporate the same by reference.

FISCAL YEAR 2012 SUMMARY COMPENSATION TABLE

Set out below is a summary of compensation paid during fiscal year ended June 30, 2012 to the Company’s NEOs:

Name and principal position	Year	Salary ($)	Bonus ($)	Option Awards (1) ($)	All other compensation ($)	Total (2) ($)
Randall J. Scott, President & CEO (3)	2012	129,231	-	406,380	-	535,611
David P. Suleski, CFO (4)	2012	153,942	20,000	1,441,418	-	1,615,360
Jaye T. Pickarts, COO(5)	2012 2011	225,750 33,846	30,000 -	263,490 2,009,970	- -	519,240 2,043,816
James G. Clark, VP of Exploration (6)	2012 2011 2010	129,250 - -	30,000 13,810 14,213	237,141 1,323,689 261,024	56,202 181,275 181,621	452,593 1,518,774 456,858
George G. Byers, VP of G&C Relations(7)	2012 2011	159,000 47,054	20,000 -	158,094 931,470	- 17,220	337,094 995,744
Donald E. Ranta, Former CEO and Chairman of the Board (8)	2012 2011 2010	108,388 200,000 135,936	100,000 50,000 50,000	263,490 2,032,915 207,026	73,275 - -	545,153 2,282,915 392,962
Mark T. Brown, Former CFO (9)	2012 2011 2010	3,333 -	- 25,000 -	210,792 1,205,982 207,026	187,612 281,777 208,222	401,737 1,512,759 415,248

Notes:

(1)

The grant date fair value of option-based awards which are granted during the fiscal year 2012 is determined by the Black-Scholes Option Pricing Model with assumptions for risk-free interest rates, dividend yields, volatility factors of the expected market price of the Company’s Common Shares and expected life of the options.

(2)

During the NEO’s employment, the Company reimburses the NEO for all travel and other expenses actually, properly and necessarily incurred by the NEO in connection with the NEO’s duties in accordance with the policies set from time to time by the Company, in its sole discretion.  The NEO is required to furnish such receipts, vouchers or other evidence as are required by the Company to substantiate such expenses. Such reimbursements are excluded from the “Total Compensation”.

(3)

Mr. Scott was appointed Chief Executive Officer on December 15, 2011, and his annual salary was $240,000. Salary consists of the prorated amount paid to Mr. Scott from December 15, 2011 to June 30, 2012

(4)

Mr. Suleski was appointed Chief Financial Officer on August 22, 2011, and his annual salary was $175,000, which was increased to $180,000 on January 1, 2012. Salary consists of the prorated amount paid to Mr. Suleski from August 22, 2011 to June 30, 2012.

(5)

Mr. Pickarts was appointed as COO in March 2011.

(6)

Applied Petrographics, a company of which Mr. Clark is President, received a total of $53,600 from the Company for geological consulting fees, and Mr. Clark received Company contributions to his defined benefit plan of $2,602 during fiscal year 2012, which are included in the All other compensation column.

(7)

Mr. Byers was appointed VP of G&C Relations in February 2011.

(8)

Mr. Ranta resigned as Chief Executive Officer and became the Chairman of the Board on December 15, 2011. Salary for 2012 consists of the prorated amount paid to Mr. Ranta from June 30, 2011 to December 15, 2011, plus $16,333 in director fees. Mr. Ranta also received consulting fees from the Company from December 16, 2011 to June 30, 2012 in the amount of $73,275, which is included in All other compensation.

(9)

Mr. Brown resigned as the Chief Financial Officer on August 22, 2011 and as a director on February 3, 2012. POC, a company of which Mr. Brown is President and a director, charged the Company a total of $187,612, $281,777 and $208,222 for rent, accounting and management fees related to an accounting and administrative team of five people during fiscal 2012, 2011 and 2010, respectively. Salary of $3,333 is for director fees. The POC fees are included in the All other compensation column.

FISCAL YEAR 2012 GRANTS OF PLAN-BASED AWARDS

A summary of plan-based awards granted during the fiscal year ended June 30, 2012 to the Company’s NEOs is set out in the table below.

Name	Grant date	All other option awards: Number of securities underlying options (#)	Exercise or base price of option awards ($/Sh)	Grant date fair value of stock and option awards ($)
Randall J. Scott	12/15/2011	200,000	4.14	406,380
David P. Suleski	12/2/2011 8/23/2011	40,000 200,000	5.14 8.55	105,396 1,336,022
Jaye T. Pickarts	12/2/2011	100,000	5.14	263,490
James G. Clark	12/2/2011	90,000	5.14	237,141
George G. Byers	12/2/2011	60,000	5.14	158,094
Donald E. Ranta	12/2/2011	100,000	5.14	263,490
Mark T. Brown(1)	12/2/2011	80,000	5.14	210,792

(1) Mr. Brown’s grant was related to his partial fiscal year tenure as CFO as well as his partial fiscal year tenure as a director.

Narrative Discussion of Compensation and Plan-Based Awards

Employment Agreements

The Company has a total of six employment agreements with its current executive officers, five of which are with NEOs. The Company entered into an employment agreement dated March 1, 2011 with Mr. Pickarts holding the position of Chief Operating Officer at an annual base salary of $220,000, which is as of June 30, 2012 $231,500; an employment agreement dated February 11, 2011 with Mr. Byers holding the position of the Vice President of Government and Community Relations at an annual base salary of $155,000, which is as of June 30, 2012 $163,000;  an employment agreement dated October 1, 2011 with Mr. Suleski holding the position of the Chief Financial Officer  at an annual base salary of $175,000, which is as of June 30, 2012 $180,000; and an employment agreement dated October 1, 2011 with Mr. Clark holding the position of Vice President of Exploration at an annual base salary of $170,000, which is as of June 30, 2012 $173,500. Additionally, the Company entered into an employment agreement on December 15, 2011 with Mr. Scott holding the position of the President and Chief Executive Officer at an annual base salary of $240,000.

Equity Plans

As of the date of this Circular, stock option grants have been made pursuant to two current stock option plans:

1.

a fixed 20% stock option plan (the “Fixed Stock Option Plan”) pursuant to which there are currently 2,770,000 stock options outstanding under the Fixed Stock Option Plan representing approximately 6% of the current outstanding common shares of the Company. The Fixed Stock Option plan expired upon the adoption of the 10% Rolling Stock Option Plan and the Company no longer grants any options under the Fixed Stock Option Plan. However, the terms of the Fixed Stock Option Plan will continue to govern all prior awards granted under that plan until such awards have been cancelled or forfeited or exercised in accordance with the terms thereof; and

2.

a rolling 10% stock option plan (the “Rolling Stock Option Plan”) pursuant to which there are currently 1,306,000 stock options outstanding representing approximately 2% of the current outstanding common shares of the Company. Material terms of the 10% Rolling Stock Option Plan are set out below.

The NCG&C Committee may, subject to ratification from the Board, from time to time grant to directors, employees or consultants options to acquire shares of the Company under the 10% Rolling Stock Option Plan.

The maximum number of shares issuable under the 10% Rolling Stock Option Plan, together with the number of shares issuable under the Fixed Option Plan, shall not in the aggregate exceed 10% of the issued and outstanding shares (calculated as at the award date of such options). The Company is prohibited from granting options: (i) to any one person where the grant would result in such person holding options to acquire shares in excess of 5% of the issued and outstanding shares of the Company; or (ii) that will result in the number of shares issuable to insiders of the Company at any time being in excess of 10% of the issued and outstanding shares as at the award date or that will result in the number of shares issued to insiders of the Company within any one year period being in excess of 10% of the issued and outstanding shares as at the award date under the 10% Rolling Stock Option Plan or when combined with all of the Company’s other security based compensation arrangements.

The exercise price of options shall be determined by the NCG&C Committee as of the award date and shall not be less than the closing price of the shares on the TSX on the last day immediately preceding the award date. The NCG&C Committee retains the discretion to impose vesting periods on any options granted. The Company does not offer financial assistance in respect of the exercise of options.

The expiry date of an option shall be determined by the discretion of the NCG&C Committee and shall not exceed the tenth anniversary of the award date of such option subject to extensions in the case of a trading blackout. Unless the NCG&C Committee decides otherwise, options granted under the plan will expire: (i) one year after the option holder’s death or disability and any options which are unvested as of the date of death or disability will not vest; (ii) 90 days after an option holder who is a director ceases to be a director of the Company other than by reason of death or disability, in which case all unvested options shall immediately vest and become exercisable unless the option holder continues to be an employee or consultant, in which case the options will not so vest and the expiry date will remain unchanged; (iii) on the date the option holder ceases to be a director as the result of certain prescribed circumstances in which case any unvested options will not vest; (iv) 90 days after the option holder ceases to be employed by the Company (other than by reason of death, disability, mandatory retirement, a change of control, termination for cause or as a result of an order of a regulatory body) unless the employee continues to be a director or consultant in which case the expiry date remains unchanged, or unless the option holder ceases to be an employee as a result of (a) termination for cause; or (b) by order of the British Columbia Securities Commission, the Ontario Securities Commission, the TSX or any other regulatory body having jurisdiction to so order in which case the expiry date shall be the date the option holder ceases to be an employee (all options which are not vested as of the date the employee ceases to be employed shall not vest unless the option holder continues to be a director or consultant of the Company, in which case the vesting of the options shall be unchanged. If the employee ceases to be an employee by reason of mandatory retirement, all unvested options will immediately vest and become exercisable and the expiry date will be one year from the date of retirement); (v) 90 days after an option holder who is a consultant of the Company ceases to be a consultant by reason of the completion or termination of the contract under which the consultant provides services to the Company unless the option holder continues to be engaged as a director or employee of the Company in which case the expiry date shall be 90 days after the date the option holder ceases to be a director or employee. Any options which are unvested as of the date the option holder ceases to be a consultant will not vest unless the option holder continues to be engaged as a director or employee, in which case the vesting of the options shall be unchanged. If upon completion of the contract under which the consultant provided services to the Company the consultant is subsequently hired by the Company as an employee, the options previously granted to the consultant will flow through to the employee on the same terms and conditions as the original grant of options.

In the case of an employee or consultant (who is not also a director or officer) ceases to be an employee or a consultant as a result of a change of control at any time within six months after the effective date of the change of control then, notwithstanding the vesting provisions of the option, all unvested options of the option holder will immediately vest and become immediately exercisable and the expiry date shall be the earlier of the pre-existing expiry date and the date 90 days following the date on which the employee or consultant ceased to be such. In the case of directors or officers who cease to be an employee, director or consultant under these circumstances, all unvested options of the option holder will immediately vest and become immediately exercisable and the expiry date shall be the earlier of the pre-existing expiry date and the date two years following the date on which the employee, director or consultant ceased to be such. In the event that the Company enters into an agreement with another entity which may result in a change of control, or a “takeover bid” within the meaning of the Securities Act (British Columbia) is made for the Company by another entity which may result in a change of control, all unvested options of the option holders will immediately vest and become immediately exercisable as of the date of the agreement or takeover bid.

Options are non-assignable and non-transferable. Notwithstanding the foregoing, an option holder may transfer an option to a corporation which is 100% owned by the option holder provided that the transfer is permitted by, and is effected in accordance with, the applicable securities laws and the policies of the TSX.

The Board shall have the power to, without shareholder approval, at any time and from time to time, either prospectively or retrospectively, amend, suspend or terminate the 10% Rolling Stock Option Plan or any option granted under the 10% Rolling Stock Option Plan provided always that any such amendment shall not, without the consent of the option holder, alter the terms or conditions of any option or impair any right of any option holder pursuant to any option awarded prior to such amendment in a manner materially prejudicial to such option holder. Additionally, such termination shall be subject to any necessary stock exchange, regulatory or shareholder approval.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

The following table sets forth the outstanding option awards held by the NEOs of the Company at the end of the most recently completed fiscal year ended June 30, 2012:

Option awards
Name	Number of securities underlying unexercised options (#) exercisable	Number of securities underlying unexercised options (#) unexercisable	Option exercise price ($)	Option expiration date (1)
Randall J. Scott(2)	40,000	160,000	4.14	12/15/2016
David P. Suleski	8000 80,000	32,000 120,000	5.14 8.55	12//2/2016 8/23/2016
Jaye T. Pickarts	20,000 200,000	80,000 50,000	5.14 8.04	12/2/2016 3/16/2016
James G. Clark	18,000 40,000 100,000	72,000 10,000 -	5.14 10.59 3.22	12/2/2016 3/16/2016 4/19/2015
George G. Byers	12,000 56,000	48,000 14,000	5.14 10.59	12/2/2016 3/16/2016
Donald E. Ranta(3)	20,000 80,000 100,000 250,000	80,000 20,000 - -	5.14 10.59 2.58 1.01	12/2/2016 3/16/2016 5/28/2015 10/1/2012
Mark T. Brown(4)	16,000 120,000 100,000 150,000	64,000 30,000 - -	5.14 10.59 2.58 0.47	12/2/2016 3/16/2016 5/28/2015 1/27/2014

(1)  All options granted expire five years after the grant date. All options have the same vesting schedule: 20 percent vest after four, eight, twelve, fifteen and eighteen months after the grant date until fully vested.

(2)  Mr. Scott was appointed President & Chief Executive Officer on December 15, 2011.

(3)  Mr. Ranta resigned as President & Chief Executive Officer and became Chairman of the Board on December 15, 2011.

(4)  Mr. Brown resigned as the Chief Financial Officer on August 22, 2011 and as a director on February 3, 2012.

FISCAL YEAR 2012 OPTION EXERCISES

The following table sets forth details of options exercised during fiscal year ended June 30, 2012 by each NEO:

Option awards
Name	Number of shares acquired on exercise (#)	Value realized on exercise ($)
Randall J. Scott	-	-
David P. Suleski	-	-
Jaye T. Pickarts	-	-
James G. Clark	-	-
George G. Byers	-	-
Donald E. Ranta	-	-
Mark T. Brown(1)	50,000	187,473

(1)  Mr. Brown resigned as the Chief Financial Officer on August 22, 2011 and as a director on February 3, 2012.

PENSION BENEFITS AND NON-QUALIFIED DEFERRED COMPENSATION

The Company does not have a pension plan that provides for payments or benefits to the NEOs at, following or in connection with retirement.  During the fiscal year ended June 30, 2012, the Company did not have any nonqualified deferred compensation.

POTENTIAL PAYMENTS UPON TERMINATION OR CHANGE OF CONTROL

The Company has a total of six termination or change of control agreements with its executives.  Five change of control agreements relate to the Company’s NEO’s; Messrs. Scott, Suleski, Pickarts, Clark and Byers. Under each agreement, the executive is entitled to lump sum severance payments upon termination without cause by the Company equal to six (6) months of salary if the executive has been employed by the Company for less than one year, or twelve (12) months of salary if the executive has been employed by the Company for more than one year.  If a change of control occurs and a subsequent qualifying termination takes place within one year thereafter, the executive is entitled to lump sum severance payments equal to two (2) years of salary. Ms. Kast, who is not an NEO in fiscal year 2012, is also entitled to the above described benefits under the terms of her employment agreement.

The table below sets out the estimated payments due to each of the NEOs on a qualifying termination without cause, not associated with a change of control, assuming termination on June 30, 2012.

Name	Cash and Total Payment(1) ($)
Randall J. Scott	240,000
David P. Suleski	180,000
Jaye T. Pickarts	231,500
James G. Clark	173,500
George G. Byers	163,000

(1)  Cash payments are made in lump sum for each NEO upon a qualifying termination. No other non-cash payables or benefits are included in such payments.

The table below sets out the estimated payments due to each of the NEOs on a qualifying termination or resignation within 12 months following a change of control assuming termination or resignation on June 30, 2012.

Name	Cash and Total Payment(1) ($)
(a)	(b) & (h)
Randall J. Scott	480,000
David P. Suleski	360,000
Jaye T. Pickarts	463,000
James G. Clark	347,000
George G. Byers	326,000

(1) Cash payments are made in lump sum for each NEO upon a qualifying termination following a change of control. No other non-cash payables or benefits are included in such payments.

DIRECTOR COMPENSATION

As of December 2, 2011, outside directors, other than the Chairman, receive an annual retainer of $10,000, paid on a quarterly basis. The Chairman receives an annual retainer of $30,000 per year. The directors of the Company are encouraged to hold common stock in the Company, thereby aligning their interests with those of the shareholders.  In addition to the annual retainer and stock option awards, the Company pays a committee chairman fee to the chairs of the Audit Committee and NCG&C Committee of $15,000 per year.

In addition to their director fees, Messrs. Ranta, Anderson and Schlauch each had consulting agreements with the Company during the fiscal year 2012. Mr. Ranta’s agreement, which is currently active, provides for an hourly fee and expense reimbursement for investor relations and strategic alliance work performed outside of his director responsibilities. The fees paid to Mr. Ranta in fiscal year 2012 were $73,275.  Mr. Anderson’s consulting relationship, which has been terminated as of June, 2012, provided for an hourly fee for engineering work performed outside his director responsibilities. The fees paid to Mr. Anderson in fiscal year 2012 were $22,000.  Mr. Schlauch’s consulting agreement, which terminated in July 2012, provided for an hourly fee and expense reimbursement for legal work performed outside his director responsibilities. The fees paid to Mr. Schlauch in fiscal year 2012 were $20,890.

The following table sets forth information regarding the compensation received by each of the Company's outside directors during the fiscal year ended June 30, 2012:

	Fees earned or paid in cash	Option awards (2)	All other compensation (3)	Total
Name (1)	($)	($)	($)	($)
M. Norman Anderson (4)	6,611	105,396	22,000	134,007
Norman W. Burmeister (5)	5,833	105,396	-	111,229
Gregory E. McKelvey (6)	10,417	105,396	-	115,813
Paul Schlauch (7)	5,833	884,274	20,890	910,998
Paul H. Zink (8)	4,944	394,620	-	399,564

(1)

Mr. Ranta and Mr. Brown’s director compensation is included in the NEO Summary Compensation Table.

(2)

The grant date fair value of option-based awards which are granted during the fiscal year 2012 is determined by the Black-Scholes Option Pricing Model with assumptions for risk-free interest rates, dividend yields, volatility factors of the expected market price of the Company’s Common Shares and expected life of the options. The options granted to the directors vest as follows:  20% vest four (4) months after the date of grant; 20% vest eight (8) months after the date of grant; 20% vest twelve (12) months after the date of grant; 20% vest fifteen (15) months after the date of grant; and the remaining 20% vest eighteen (18) months after the date of grant.

(3)

Other compensation consisted of earned consulting fees beyond typical director related duties.

(4)

Mr. Anderson was granted 40,000 options on December 2, 2011 with an exercise price of $5.14 and five-year term.

(5)

Mr. Burmeister was granted 40,000 options on December 2, 2011 with an exercise price of $5.14 and five-year term.

(6)

Mr. McKelvey was granted 40,000 options on December 2, 2011 with an exercise price of $5.14 and five-year term.

(7)

Mr. Schlauch was granted 100,000 options on July 5, 2011 with an exercise price of $10.36 and a five-year term and 25,000 options were granted on December 2, 2011 with an exercise price of $5.14 and five year term.

(8)

Mr. Zink was granted 100,000 options on February 7, 2012 with an exercise price of $7.19 and five year term.

(9)

Mr. Brown was granted 80,000 options on December 2, 2011 for his efforts primarily as CFO, which compensation details are disclosed in the NEO Summary Compensation Table.

EQUITY COMPENSATION PLAN INFORMATION

The following table sets out those securities of the Company which have been authorized for issuance under equity compensation plans, as at June 30, 2012:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by the security holders	4,331,000	$5.84	105,424
Equity compensation plans not approved by the security holders	0	N/A	N/A
Total	4,331,000	$5.84	105,424

INDEBTEDNESS OF DIRECTORS AND EXECUTIVE OFFICERS

None of the current or former directors, executive officers or employees of the Company or the proposed nominees for election to the Board of the Company, nor any associate or affiliate of the foregoing persons, are or have been indebted to the Company since the beginning of the last completed fiscal year of the Company, ended June 30, 2012.

INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director or executive officer of the Company or any of the Board’s nominees for election as a director of the Company, nor any associate or affiliate of the foregoing persons, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, since the beginning of the Company’s last financial year in matters to be acted upon at the Meeting, other than the election of directors or the appointment of auditors.

INTEREST OF INFORMED PERSONS IN MATERIAL TRANSACTIONS

None of the persons who were directors or executive officers of the Company or a subsidiary of the Company at any time during the Company’s last fiscal year, the proposed nominees for election to the Board of the Company, any person or company who beneficially owns, directly or indirectly, or who exercises control or direction over (or a combination of both) more than 10% of the issued and outstanding Common Shares of the Company, nor any associate or affiliate of those persons, has any material interest, direct or indirect, by way of beneficial ownership of securities or otherwise, in any transaction or proposed transaction which has materially affected or would materially affect the Company.

MANAGEMENT CONTRACTS

The Company paid a total of $187,612 during the fiscal 2012 to Pacific Opportunity Capital Ltd (“POC”) (located at 325 Howe Street, Suite 410, Vancouver, British Columbia, Canada), a company of which Mr. Brown, former Chief Financial Officer of the Company and director nominee, is the President and a director. The Company entered into a professional services agreement effective February 1, 2012, which compensates POC for consulting and advisory services as requested by the Company.

Messrs. Ranta, Anderson and Schlauch, directors of the Company, each had consulting agreements with the Company during the fiscal year 2012. For information regarding these agreements, please refer to the discussion of these agreements under the caption “Director Compensation”. In addition, Mr. Paul Schlauch, a director of the Company since July 11, 2011, is a former Partner and Of Counsel with the law firm of Holland & Hart, Denver, Colorado.  Mr. Schlauch retired as a Partner of Holland & Hart in December 2009 and as an Of Counsel in July 2011. Holland & Hart was paid by the Company for legal services performed in fiscal year ending June 30, 2012 in the amount of $92,726.

Other than as disclosed herein, no management functions of the Company are, to any substantial degree, performed by a person or company other than the directors or executive officers of the Company, in their roles as such.

REVIEW, APPROVAL OR RATIFICATION OF TRANSACTIONS WITH RELATED PARTIES

The Company’s Corporate Governance Policies generally discourage transactions involving a potential conflict of interest.  The NCG&C Committee is generally responsible for overseeing compliance with the Company’s Corporate Governance Policies, which require that transactions that could reasonably be considered to present a conflict of interest to be reported to the NCG&C Committee. However, the Audit Committee is responsible for overseeing compliance with the Code of Conduct contained in the Company’s Corporate Governance Policies.  Specifically, the Audit Committee is responsible for reviewing and overseeing any transaction or contract exceeding or likely to exceed $120,000 involving the Company and a related party, including transaction subject to disclosure under Item 404 of Regulation S-K. Generally, in reviewing such transactions, the Audit Committee considers the relevant facts and circumstances available and deemed relevant to each determination.

Aside from the Company’s relationship with Mr. Brown and POC over the last fiscal year, described above under the caption “Management Contracts”, from which Mr. Brown individually derived an indirect interest of approximately $187,612, there are no material interests, direct or indirect, of any other director nominee or any of the current directors, executive officers, or any shareholder who beneficially owns, directly or indirectly, more than 5% of the outstanding Common Shares, or immediate family members of such persons, in any transaction since the beginning of the Company’s last fiscal year or in any proposed transaction in which the amount involved exceeded $120,000.

APPOINTMENT OF AUDITOR

Auditor

The management of the Company intends to nominate Ehrhardt Keefe Steiner & Hottman PC, Certified Public Accountants (“EKS&H”), for re-appointment as auditor of the Company.  Proxies given pursuant to the solicitation by the management of the Company will, on any poll, be voted as directed, or, if there is no direction, will be voted “FOR” the re-appointment of EKS&H as auditor of the Company to hold office until the close of the next annual general meeting of the Company, at an amount of remuneration to be fixed by the directors. EKS&H was first appointed as auditor of the Company on February 15 2012. Prior to February 15, 2012, Devisser Gray served as the Company’s independent auditor from July 1, 2011 through February 15, 2012.

Representatives of EKS&H are expected to be present at the Meeting.  The Chairman of the Meeting will provide such representatives with the opportunity to make a statement if they so desire, and such representatives are expected to be available to respond to appropriate questions.

The auditors must be appointed by an affirmative vote of a plurality of the votes cast, either in person or by proxy, at the Meeting on this matter.

The Board recommends a vote “FOR” the appointment of the auditors.

AUDIT COMMITTEE REPORT

The Company has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Exchange Act.  The Company is required to have an audit committee comprised of not less than three directors, each of whom are not officers, control persons or employees of the Company, have not accepted fees from the Company other than ordinary director’s fees and are not affiliates of the Company.  The Company’s current Audit Committee consists of Paul H. Zink (Chair), Gregory E. McKelvey and Norman W. Burmeister. The Audit Committee’s functions are to oversee the accounting and financial reporting process and the audit of the annual financial statements of the Company. The Audit Committee met four times during the fiscal year ended June 30, 2012.

Relevant Education and Experience

Based on their business and educational experiences, each audit committee member has a reasonable understanding of the accounting principles used by the Company; an ability to assess the general application of such principles in connection of the accounting for estimates, accruals and reserves; experience analyzing and evaluating financial statements that present a breadth and level of complexity of issues that can reasonably be expected to be raised by the Company’s financial statements, or experience actively supervising one or more individuals engaged in such activities; and an understanding of internal controls and procedures for financial reporting.  Please see Audit Committee member biographical information in the section “Election of Directors” for additional details about the Audit Committee members.

Audit Committee Charter

The Audit Committee, under the guidance of the Audit Committee Charter approved by the Board, assists the Board in fulfilling its oversight responsibilities by reviewing (i) the financial statements, reports and other information provided to shareholders, regulators and others, (ii) the independent auditor’s qualifications, independence and performance, (iii) the internal controls that management and the Board of Directors have established, (iv) the audit, accounting and financial reporting processes generally, and (v) compliance by the Company with legal and regulatory requirements. The text of the Audit Committee’s Charter is available on the Company’s website at www.rareelementresources.com.

Independence

The Company’s Board has determined that all of the members of the Company’s Audit Committee are, and will continue to be, independent within the meaning of Rule 10A-3 of the Exchange Act, Section 803(B)(2) of the NYSE MKT Company Guide and Canadian National Instrument 52-110 – Audit Committees (“NI 51-102”).

Financial Expert

The Company’s Board has determined that Paul H. Zink, Gregory E. McKelvey and Norman W. Burmeister satisfy the requirement of a “financial expert”, as defined under Item 407 of the Regulation S-K, and all members of the Audit Committee are “financially sophisticated” within the meaning of NYSE MKT Company Guide Section 803(B)(2).

Audit Committee Oversight

Since the commencement of the Company’s most recently completed financial year, the Audit Committee has not made any recommendations to nominate or compensate an external auditor which were not adopted by the Board of the Company.

Audit Committee Report

The Audit Committee discussed with EKS&H those matters required to be discussed by Statement on Auditing Standards No. 61, as amended, as adopted by the Public Company Accounting Oversight Board in Rule 3200T. These communications and discussions are intended to assist the Audit Committee in overseeing the financial reporting and disclosure process.

The Audit Committee discussed with EKS&H the independence of EKS&H and received from EKS&H, the letter required by applicable standards of the Public Company Accounting Oversight Board for independent auditor communications with audit committees concerning independence as may be modified or supplemented, concerning its independence as required under applicable independence standards for auditors of public companies. This discussion and disclosure assisted the Audit Committee in evaluating such independence.

Finally, the Audit Committee reviewed and discussed, with the Company’s management and EKS&H, the Company’s audited consolidated balance sheets at June 30, 2012 and consolidated statements of income, cash flows and shareholders’ equity for the fiscal year ended June 30, 2012.

Based on the discussions with EKS&H concerning the audit, the independence discussions, the financial statement review and such other matters deemed relevant and appropriate by the Audit Committee, the Audit Committee recommended to the Board of Directors that the Company’s financial statements and the related management’s discussion and analysis be included in its 2012 Annual Report on Form 10-K.

Submitted on behalf of the Audit Committee

PAUL H. ZINK (Chair)

GREGORY E. MCKELVEY

NORMAN W. BURMEISTER

Pre-Approval Policies and Procedures

The Audit Committee has not adopted any specific policies and procedures for the engagement of non-audit services. Consistent with applicable laws, other than audit, review or attest services and all other services provided by the Company’s auditors are to be approved by one or more members of the Audit Committee pursuant to authority delegated by the Audit Committee, provided the Audit Committee is informed of each particular service. All of the engagements and fees discussed below under the heading “Audit Fees” for 2011 and 2012 were pre-approved by the Audit Committee.

Audit Fees

The following table sets forth the fees paid by the Company to its prior auditors (through February 16, 2012), DeVisser Gray, Chartered Accountants, for services rendered in the last two fiscal years:

DeVisser Gray	2011	2011
Audit fees	CDN$50,000	CDN109,400(1)
Audit-related fees	N/A	N/A
Tax fees	N/A	N/A
All other fees	N/A	N/A
Total	CDN$50,000	CDN$109,400

(1) DeVisser Gray was retained through February 16, 2012.

The following table sets forth the fees paid by the Company (beginning February 16, 2012) to EKS&H, for services rendered in the last two fiscal years:

	2011	2011
Ehrhardt Keefe Steiner & Hottman PC
Audit fees	N/A	$9,000(1)
Audit-related fees	N/A	N/A
Tax fees	N/A	N/A
All other fees	N/A	N/A
Total	N/A	$9,000

(1)  Ehrhardt Keefe Steiner & Hottman PC was retained on February 15, 2012.

“Audit Fees” represent fees for the audit of the Company’s annual financial statements and attestation services that are provided in connection with statutory and regulatory filings or engagements.

“Audit Related Fees” represent fees for professional services.

“Tax Fees” represent fees for professional services rendered for tax compliance, tax advice on actual or contemplated transactions.

“All Other Fees” consist of fees for product and services other than the services reported above.

NOMINATING, CORPORATE GOVERNANCE AND COMPENSATION COMMITTEE

The current members of the NCG&C Committee are M. Norman Anderson, Norman W. Burmeister and Gregory E. McKelvey (Chair).  Each of the current members of the NCG&C Committee is considered to be independent within the meaning of NI 58-101 and Section 803A of the NYSE MKT Company Guide. The NCG&C Committee met five times during the fiscal year ended June 30, 2012.

The NCC&C Committee  is governed by a Charter which sets forth the NCG&C Committee functions, which are, among other things, to establish procedures for the director nomination process and recommend nominees for election to the Board; develop and periodically review the effectiveness of the Board’s corporate governance guidelines; and determine and recommend to the independent members of the Board, the base salaries and annual incentive awards, including cash and equity-based incentive awards for the CEO and, in consultation with the CEO, for other senior officers on an annual basis.

Board Nominating Procedures

The NCG&C Committee believes candidates for the Board should have the ability to exercise objectivity and independence in making informed business decisions; extensive knowledge, experience and judgment; the highest integrity; loyalty to the interests of the Company and its shareholders; a willingness to devote the extensive time necessary to fulfill a director’s duties; the ability to contribute to the diversity of perspectives present in board deliberations; and an appreciation of the role of the Company in society.  The NCG&C Committee considers candidates meeting these criteria who are suggested by directors, management, shareholders and search firms hired to identify and evaluate qualified candidates.  Please see the section captioned “Election of Directors-- Director and Nominee Experience and Qualifications” for further information on board qualification criteria.

Shareholders may submit recommendations in writing by letter addressed to the CEO of the Company or the Chair of the NCG&C Committee. The Board will carefully consider each shareholder recommendation, evaluating each shareholder-recommended candidate for director under the same standards as candidates identified by any other method.

Diversity on the Board

The NCG&C Committee and the Board do not currently have a formal policy with regard to the consideration of diversity in identifying director nominees.  The NCG&C Committee oversees the evaluation of the Board composition and members.  Annually, the NCG&C Committee reviews and makes recommendations regarding the size, composition, operation, practice and tenure policies of the Board, with a view to effective decision making.  The NCG&C Committee believes it is in the best interests of the Company when selecting candidates to serve on the Board to consider the diversity of the Board and review candidates who possess a range of skills, expertise, personality, education, personal background and other qualities for nomination.  The NCG&C Committee assesses the effectiveness of this approach as part of its annual review of its Charter.

The Committee reviews the size of the Board annually.  The Board must have enough directors to carry out its duties efficiently, while presenting a diversity of views and experience.  The Board believes that its present size of seven members effectively fulfilled this goal in the past fiscal year, and the Board believes that the addition of an eighth seat on the Board, to be filled by Mr. Brown, a former office of the Company, will continue to best serve the Company’s needs in the fiscal year to come.  The NCG&C Committee recommended to the Board all the nominees for directors in this Circular.

Compensation Functions

The NCG&C Committee is responsible to review and make recommendations regarding the Company’s compensation policies and programs, as well as salary and benefit levels for individual executives, to the Board.  The Board, in turn, gives final approval on compensation matters.  Except for delegation by the NCG&C Committee of its responsibilities to a sub-committee of the NCG&C Committee, the NCG&C Committee does not and cannot delegate its authority to determine director and executive officer compensation.  For further discussion of the Committee’s process for the recommendation of the Company’s compensation policies and programs, as well as salary and benefit levels of individual executives, including a discussion of the role of compensation consultants in advising the NCG&C Committee, please see the section captioned “Executive Compensation – Compensation Disclosure and Analysis.”

The NCG&C Committee Charter is available on the Company’s website at www.rareelementresources.com.

CORPORATE GOVERNANCE DISCLOSURE

National Instrument 58-101, Disclosure of Corporate Governance Practices (“NI 5-101”), requires all reporting issuers to provide certain annual disclosure of their corporate governance practices with respect to the corporate governance guidelines (the “Guidelines”) adopted in National Policy 58-201.  These Guidelines are not prescriptive, but have been used by the Company in adopting its corporate governance practices.  The Board has approved and adopted a set of policies on corporate governance, which include a Code of Conduct, Board of Directors Mandate, Audit Committee Charter, Whistleblower Policy, NCG&C Committee Charter and Internal Controls Policy all of which are available on the Company’s website.  The Company’s approach to corporate governance is set out below. Please note that some of the information set forth in this section serves the dual purpose of satisfying NI 58-101 as well as certain U.S. proxy statement disclosure requirements.

	GOVERNANCE DISCLOSURE GUIDELINE UNDER NI 58-101	COMMENTS
1.	Board of Directors (a) Disclose the identity of the directors who are independent.

The Board currently is comprised of seven directors, five of the directors are independent and two are not independent, as discussed in more detail under the caption “Director Independence” above. The Board considers M. Norman Anderson, Norman W. Burmeister, Gregory E. McKelvey, Paul Schlauch and Paul Zink to be independent directors. Therefore, the majority of the Board is independent within the meaning of, and as required by, NI 58-101 and Section 803A of the NYSE MKT Company Guide.

(b) Disclose the identity of the directors who are not independent, and describe the basis for that determination.

The Board considers that Donald E. Ranta and Randall J. Scott are not independent directors. Donald E. Ranta is not an independent director because he is a former officer of the Company. Randall J. Scott is not an independent director because he is an officer of the Company.

The Board is responsible for determining whether or not each director is an independent director. To do this, the Board analyzes all the relationships of the directors with the Company and its subsidiaries. Those directors who do not meet the meaning of independence as provided in NI 58-101 or Section 803 of the NYSE MKT Company Guide were deemed to not be independent directors. More information about each director can be found in the section titled “Election of Directors” in this Circular.

(c) Disclose whether or not the chair of the Board is an independent director.

The Chairman of the Board, Donald E. Ranta, is not an independent director because of his prior service as President & CEO of the Company. The Chairman’s role and responsibilities include overseeing the function and effectiveness of the Board.

2.

Directorship

If a director is presently a director of any other issuer that is a reporting issuer (or the equivalent) in a Canadian, U.S. or foreign jurisdiction, identity both the director and the other issuer.

The following directors currently serve on the Board of the reporting issuer(s) (or equivalent) listed below:

•

Donald E. Ranta: Otis Gold Corp. and Avrupa Minerals Ltd.

•

M. Norman Anderson: Barkerville Gold Mines Ltd.

•

Paul H. Zink: Atna Resources Ltd

•

Gregory E. McKelvey: Redhawk Resources Inc. and Avrupa Minerals Ltd.

3.	Attendance at Board Meetings Disclose the attendance record of each director for all Board meetings held since the beginning of the issuer’s most recently completed financial year.

Total number of Board meetings held: 6

Number of Board

Number of Committee

Name of Director

Meetings Attended

Meetings Held/Attended

________________________________________________________________________

Donald E. Ranta

6

N/A

M. Norman Anderson

6

7/7

Norman W. Burmeister

6

9/9

Gregory E. McKelvey

6

9/9

Paul Schlauch

6

N/A

Randall J. Scott(1)

4

N/A

Paul H. Zink(2)

4

2/2

Mark T.(3) Brown, frm Director

2

N/A

(1) Mr. Scott was elected to the Board on February 3, 2012 and attended all meetings held after that date.

(2)Mr. Zink was elected to the Board on February 3, 2012 and attended all meetings held after that date.

(3) Mr. Brown resigned as a director on January 31, 2012 and attended all meetings held prior to that date.

None of the incumbent directors of the Company attended fewer than 75% of the Board meetings in fiscal year ended 2012.

Disclose whether or not the independent directors hold regularly scheduled meetings at which non-independent directors and members of management are not in attendance.  If the independent directors hold such meetings, disclose the number of meetings held since the beginning of the issuer’s most recently completed financial year.  If the independent directors do not hold such meetings, describe what the Board does to facilitate open and candid discussion among its independent directors.

During the Company’s most recently completed fiscal year, the Company held one in camera session for its independent directors at a regular Board meeting. Additionally, following the Company’s most recently completed fiscal year, but before the record date, an additional in camera session was held by the independent directors of the Company at the conclusion of a regular Board meeting. To facilitate open and candid discussion amongst its independent directors, such directors are encouraged to communicate with each other directly to discuss ongoing issues pertaining to the Company as well as to call and hold meetings of the Audit Committee and the NCG&C Committee, each of which is comprised entirely of independent directors.

4.

Position Descriptions

(a)      Disclose whether or not the Board has developed written position descriptions for the chair and the chair of each Board committee.  If the Board has not developed written position descriptions for the chair and/or the chair of each Board committee, briefly describe how the Board delineates the role and responsibilities of each such position.

No written position descriptions have been developed for the Chairman of the Company or the Chair of each of the Company’s Audit Committee and NCG&C Committee at this time. The Board delineates the role and responsibilities for the Chair of each of the Company’s Audit Committee and Nominating, Corporate Governance and Compensation Committee by providing such individuals with the applicable mandate and charter of each committee.

(b)       Disclose whether or not the Board and CEO have developed a written position description for the CEO.  If the Board and CEO have not developed such a position description, briefly describe how the Board delineates the role and responsibilities of the CEO.

No written position description has been developed for the CEO of the Company at this time. The role and responsibilities for the CEO, as established by the Board, are set forth in the CEO’s employment agreement with the Company dated December 15, 2011.

5.

Orientation and Continuing Education

Describe what steps, if any, the Board takes to orientate new board members and describe what measures, if any, the Board takes to provide continuing education for directors.

Currently, the Board does not have a formal orientation or education program for its members.

When new directors are appointed, they receive orientation, commensurate with the previous experience, on the Company’s business and on the responsibilities of directors.

Board meetings may also include presentations by the Company’s management and employees to give the directors additional insight into the Company’s business.

6.	Ethical Business Conduct Describe what steps, if any, the Board takes to encourage and promote a culture of ethical business conduct.

The Board has adopted a “Code of Conduct” to encourage and promote a culture of ethical business conduct.  It also promotes ethical business conduct through the nomination of Board members it considers ethical, through avoiding and minimizing conflicts of interest and by having a majority of its Board members independent of corporate matters.

7.

Nomination of Directors

Describe what steps, if any, are taken to identify new candidates for Board nomination, including:

(a) who identifies new candidates, and

(b) the process of identifying new candidates.

The Board, through its NCG&C Committee, considers its size each year when it considers the number of directors to recommend to the shareholders for election at the annual meeting of shareholders, taking into account the number required to carry out the Board’s duties effectively and to maintain a diversity of views and experience.

8.	Compensation Describe what steps, if any are taken to determine compensation for the directors and CEO, including: (a) who determines compensation; and (b) the process of determining compensation.

The NCG&C Committee is required to review the compensation for directors and executives.

The NCG&C Committee reviews the adequacy and form of, and recommends to the Board the compensation for directors and executives, which may include annual retainers, meeting fees, option grants and other benefits received by directors to ensure that the compensation received accurately reflects the risks and responsibilities involved in being an effective director or executive. For more information regarding compensation paid to directors and executives, see the sections entitled “Director Compensation” and “Summary Compensation Table” in this Circular.

9.	Other Board Committees If the Board has standing committees other than the audit, compensation and nominating committees, identify the committees and describe their function.

The Board has two committees:

a)

Audit Committee; and

b)

NCG&C Committee.

Additional information regarding the above committees are included under the sections “Audit Committee” and “Nominating, Corporate Governance and Compensation Committee”.

10.	Assessments Disclose what steps, if any, that the Board takes to satisfy itself that the Board, its committees, and its individual directors are performing effectively.

Currently, the Board takes responsibility for monitoring and assessing its own effectiveness, including reviewing the Board’s decision-making processes and quality and adequacy of information provided by management, and the performance of individual directors and its committees.

A copy of the Board’s Mandate can be accessed as Schedule “B” to the Company’s 2011 Management Information Circular, posted at www.sedar.com.

Communications with the Board of Directors

Shareholders may send communications to the Board, the Chairman or one or more of the non-management directors by using the contact information provided on the Company’s website.  Shareholders may also send communications by letter addressed to the Corporate Secretary of the Company at 225 Union Blvd, Suite 250, Lakewood, Colorado 80228.  All communications addressed to the Corporate Secretary will be received and reviewed by that officer.  The receipt of concerns about the Company’s accounting, internal controls, auditing matters or business practices will be reported to the Audit Committee.  The receipt of other concerns will be reported to the appropriate Committee(s) of the Board and/or to the Board itself, when necessary.

Board Leadership Structure

The Company has a separate President & Chief Executive Officer, Randall J. Scott, and Chairman of the Board, Donald E. Ranta.  Mr. Ranta is not an independent director due to his role as the former President & Chief Executive Officer of the Company, but his knowledge and expertise regarding the Company and its current and future needs uniquely positions him to perform the duties of the Chairman of the Board.  Prior to December 15, 2011, Mr. Donald E. Ranta was the President & Chief Executive Officer of the Company and Mr. M. Norman Anderson was the Chairman of the Board.

Both the Company’s Audit Committee and NCG&C Committee are composed entirely of independent directors, which meet regularly without management present. The Board has reviewed the Company’s current Board leadership structure in light of the composition of the Board, the Company’s size, the nature of the Company’s business, the regulatory framework under which the Company operates, the Company’s share base, the Company’s peer group and other relevant factors, and has determined that a separate Chairman of the Board and Chief Executive Officer is currently the most appropriate leadership structure for the Company

The Board believes that adequate structures and processes are in place to facilitate the functioning of the Board independently of the Company’s management.  The independent directors met together one time during the fiscal year 2012.  These annual meetings of the independent directors give the independent directors the opportunity for open and frank discussions on all matters they consider relevant, including an assessment of their own performance.  Accordingly, the Board believes that there is adequate leadership of the independent directors.

Ethical Business Conduct

The Board has adopted a Code of Conduct, which is based on the fundamental principles of honesty, loyalty, fairness, forthrightness and use of common sense in general.  The Code of Conduct (as amended) is available on the Company’s website at www.rarelementresources.com and on the Canadian System for Electronic Document Analysis and Retrieval (“SEDAR”) at www.sedar.com.  The Code of Conduct applies to all directors, officers and employees, including the principal executive, financial and accounting officers.  The Audit Committee is responsible for setting the standards of business conduct contained in the Code of Conduct, and it annually reviews the Code of Conduct.

The Board, through the NCG&C Committee, is responsible for monitoring compliance with the Code of Conduct.  The Committee reviews with management any issues with respect to compliance with the Code of Conduct.  The Board intends to disclose any waiver from a provision of its Code of Conduct that applies to any of its principal executive officer, principal financial officer, principal accounting officer or controller or persons performing similar functions that relates to any element of its Code of Conduct on its website. No waivers were granted from the requirements of the Company’s Code of Conduct during the year ended June 30, 2012, or during the subsequent period through to the date of this Circular.

The Board ensures that the directors exercise independent judgement in considering transactions and agreements in respect of which a director or executive officer has a material interest.  The Code of Conduct sets out the procedure with respect to reporting conflicts of interest.  Actual or potential conflicts of interests are reported to the Chair of the NCG&C Committee.  Members of the NCG&C Committee are required to be particularly vigilant in reviewing and approving conflicts of interests.

Board Role in Risk Oversight

The understanding, identification and management of risk are essential elements for the successful management of the Company.

Risk oversight begins with the Board of Directors and the Audit Committee. The Audit Committee is chaired by Paul H. Zink. Each member of the Audit Committee is considered to be independent under NYSE MKT and Exchange Act rules. See section “Audit Committee” for further description of Audit committee independence determinations.

The Audit Committee reviews and discusses policies with respect to risk assessment and risk management. The Audit Committee also has oversight responsibility with respect to the integrity of the Company’s financial reporting process and systems of internal control regarding finance and accounting, as well as its financial statements.

At the management level, an internal audit provides reliable and timely information to the Board and management regarding the Company’s effectiveness in identifying and appropriately controlling risks. Annually, management presents to the Audit Committee a report summarizing the review of the Company’s methods for identifying and managing risks.

The Company also has a comprehensive internal risk framework, which facilitates performance of risk oversight by the Board and the Audit Committee. The Company’s risk management framework is designed to:

•

provide that risks are identified, monitored, reported and quantified properly;

•

define and communicate the types and amount of risk the Company is willing to take;

•

communicate to the appropriate management level the type and amount of risk taken;

•

maintain a risk management organization that is independent of the risk-taking activities; and

•

promote a strong risk management culture that encourages a focus on risk-adjusted performance.

GENERAL MATTERS

It is not known whether any other matters will come before the Meeting other than those set forth above and in the Notice of Meeting, but if any other matters do arise, the person named in the Proxy intends to vote on any poll, in accordance with his or her best judgement, exercising discretionary authority with respect to amendments or variations of matters set forth in the Notice of Meeting and other matters which may properly come before the Meeting or any adjournment of the Meeting.

SHAREHOLDER PROPOSALS

Under the Business Corporations Act (British Columbia) (the “BCA”), being the statute under which the Company is incorporated, the deadline for submitting shareholder proposals, including shareholder director nominees, for inclusion in the management information and proxy circular for an annual meeting of the Company is calculated in accordance with section 188(1)(c) of the BCA. In particular, the BCA requires that shareholder proposals must be received at the registered office of the Company at least 3 months before the anniversary of the previous year's annual general meeting. The Company will comply with this requirement under the BCA as it is more stringent than the equivalent rules under Rule 14a-8(e) of Regulation 14A to the Exchange Act.

Under the Exchange Act, the deadline for submitting shareholder proposals for inclusion in the management information and proxy circular for an annual meeting of the Company is calculated in accordance with Rule 14a-8(e) of Regulation 14A to the Exchange Act. If the proposal is submitted for a regularly scheduled annual meeting, the proposal must be received at the Company’s principal executive offices not less than 120 calendar days before the anniversary date of the Company’s management information and proxy circular released to the Company’s shareholders in connection with the previous year’s annual meeting. However, if the Company did not hold an annual meeting the previous year, or if the date of the current year’s annual meeting has been changed by more than 30 days from the date of the previous year’s meeting, then the deadline is a reasonable time before the Company begins to print and mail its proxy materials.

Accordingly, under applicable U.S. law, unless the date of the next annual meeting is changed by more than 30 days from the date of this year’s meeting, the deadline for submitting shareholder proposals for inclusion in the management information and proxy circular for the next annual meeting of the Company will be Saturday July 27, 2013. The Company may still grant discretionary proxy authority to vote on a shareholder proposal, if such proposal is received by the Company by Wednesday, September 11, 2013 in accordance with Rule 14a-4(c)(1) of Regulation 14A of the Exchange Act.

Because the shareholder proposal deadline under the BCA is more stringent for the Company and more favourable for shareholders, the Company will abide by it and receive all shareholder proposals submitted by Wednesday, September 11, 2013, which is the date at least 3 months prior to the anniversary of the 2012 Annual Meeting.

Accordingly, to be eligible for inclusion in the Company’s management information and proxy circular for the year 2013 annual meeting of the Company, shareholder proposals prepared in accordance with applicable laws must be received at the Company’s registered office on or before Wednesday, September 11, 2013.

ADDITIONAL INFORMATION AND AVAILABILITY OF DOCUMENTS

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on December 11, 2012.

The Company will provide to any person or corporation, upon request, one copy of any of the following documents:

(a)        the Company’s latest Annual Report on Form 10-K (or annual information form), together with any document, or the pertinent pages of any document, incorporated therein by reference;

(b)         the comparative financial statements and management’s discussion and analysis of the Company for the Company’s most recently completed financial year in respect of which such financial statements have been issued, together with the report of the auditor thereon, and any interim financial statements and management’s discussion and analysis of the Company subsequent to the financial statements for the Company’s most recently completed financial year; and

(c)          this Circular.

Copies of the foregoing documents are also available on the Company’s website at www.rarelementresources.com or copies of the above documents will be provided by the Secretary of the Company, upon request, by mail at 225 Union Blvd, Suite 250, Lakewood, Colorado 80228 or by email at info@rareelementresources.com, free of charge to shareholders of the Company.  The Company may require the payment of a reasonable charge from any person or corporation who is not a shareholder of the Company and who requests a copy of any such document.  Financial information relating to the Company is provided in the Company’s comparative financial statements and management’s discussion and analysis for its most recently completed financial year.  Additional information relating to the Company is available electronically on SEDAR at www.sedar.com and on EDGAR at www.sec.gov/edgar.shtml.

If you would like directions to the Meeting, contact the Company through the methods described above.

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s officers and directors and persons who own more than 10% of a registered class of our equity securities to file initial reports of ownership of our equity securities on Form 3 and reports of changes in ownership on Form 4 or Form 5, as appropriate.  Persons subject to Section 16 are required by the SEC regulations to furnish us with copies of all Section 16(a) forms that they file.  Based solely on a review of such forms furnished to the Company, we believe that for fiscal year 2012, except for two Form 4 filed by Mr. Pickarts, relating to two separate transactions, filed after their due dates, all required reports were filed on a timely basis under Section 16(a).

MULTIPLE SHAREHOLDERS SHARING THE SAME ADDRESS

The U.S. regulations regarding the delivery of copies of proxy materials and annual reports to shareholders permit the Company and brokerage firms to send one annual report and proxy statement to multiple shareholders who share the same address under certain circumstances.  Shareholders who hold their shares through a broker may have consented to reducing the number of copies of materials delivered to their address.  In the event that a shareholder wishes to revoke such a consent previously provided to a broker, the shareholder must contact the broker to revoke the consent.  In any event, if a shareholder wishes to receive a separate Circular and accompanying materials for the Meeting or the Company’s Annual Report on Form 10-K for the year ended June 30, 2012, the shareholder may receive copies by contacting the Corporate Secretary of the Company at 225 Union Blvd, Suite 250, Lakewood, Colorado 80228.  Shareholders receiving multiple copies of these documents at the same address can request delivery of a single copy of these documents by contacting the Company in the same manner.  Persons holding shares through a broker can request a single copy by contacting the broker.

BOARD APPROVAL

The contents of this Circular have been approved and its mailing authorized by the Board of Directors of the Company.

DATED at Lakewood, Colorado, the 26th day of October, 2012.

ON BEHALF OF THE BOARD

/s/ Randall J. Scott

RANDALL J. SCOTT

President, Chief Executive Officer

and Director

APPENDIX “A”

FORM OF PROXY

Rare Element Resources

VOTE BY INTERNET - www.proxyvote.com
Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Mountain Standard Time on Friday, December 7, 2012. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Mountain Standard Time on Friday, December 7, 2012. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

M50476-P31063 KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

RARE ELEMENT RESOIRCES, LTD.

		For	Withhold
1.	**Election of Directors**		
1a.	M. Norman Anderson	☐	☐
1b.	Mark T. Brown	☐	☐
1c.	Norman W. Burmeister	☐	☐
1d.	Gregory E. McKelvey	☐	☐
1e.	Donald E. Ranta	☐	☐
1f.	Paul Schlauch	☐	☐
1g.	Randall J. Scott	☐	☐
1h.	Paul H. Zink	☐	☐
2.	**Appointment of Auditors** Appointment of Ehrhardt Keefe Steiner & Hoffman P.C., Certified Public Accountants as Auditors of the Company for the ensuing year.	☐	☐

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer.

Signature [PLEASE SIGN WITHIN BOX] Date

Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement, Annual Report and Supplemental Mailing Form are available at www.proxyvote.com.

M50477-P31063

Appointment of Proxy:

I/We, being holder(s) of Rare Element Resources Ltd. hereby appoint(s): Donald E. Ranta, Chairman, or failing him, Randall J. Scott, a Director of the Company,

OR

Print the name of the person you are appointing if this person is someone other than the Chairman of the Meeting. [ ]

as my/our proxyholder with full power of substitution and to attend, act and to vote for and on behalf of the shareholder in accordance with the following direction (or if no directions have been given, according to the recommendations of the Board) and all other matters that may properly come before the Annual Meeting of shareholders of Rare Element Resources Ltd. to be held at Sheraton Denver West, 360 Union Blvd, Lakewood, Colorado, on Tuesday, December 11, 2012 at 2:00 PM (Mountain Standard Time) and at any adjournment or postponement thereof except as may be restricted by law.

Notes to proxy

1. **This proxy is being solicited on behalf of the Rare Element Resources Ltd. Board of Directors.**
2. **Every holder has the right to appoint some other person or company of their choice, who need not be a holder, to attend and act on their behalf at the meeting or any adjournment or postponement thereof. If you wish to appoint a person or company other than the persons whose names are printed herein, please insert the name of your chosen proxyholder in the space provided (see above).**
3. If the securities are registered in the name of more than one owner (for example, joint ownership, trustees, executors, etc.), then all those registered should sign this proxy. If you are voting on behalf of a corporation or another individual you must sign this proxy with signing capacity stated, and you may be required to provide documentation evidencing your power to sign this proxy.
4. This proxy should be signed in the exact manner as the name(s) appear(s) on the proxy.
5. If this proxy is not dated, it will be deemed to bear the date on which it is mailed by Management to the holder.
6. **The securities represented by this proxy will be voted as directed by the holder, however, if such a direction is not made in respect of any matter, this proxy will be voted as recommended by the Board of Directors.**
7. The securities represented by this proxy will be voted in favour or withheld/abstained from voting or voted against each of the matters described herein, as applicable, in accordance with the instructions of the holder, on any ballot that may be called for and, if the holder has specified a choice with respect to any matter to be acted on, the securities will be voted accordingly.
8. This proxy confers discretionary authority in respect of amendments or variations to matters identified in the Notice of Meeting or other matters that may properly come before the meeting or any adjournment or postponement thereof except as may be restricted by law.
9. This proxy should be read in conjunction with the accompanying documentation provided by Management and the Board of Directors and available online at www.proxyvote.com.

Proxies submitted must be received by 11:59 PM (Mountain Standard Time) on Friday, December 7, 2012.

Interim Financial Statements
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Annual Financial Statements
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